SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Filed by the registrant  [X]

         Filed by a party other than the registrant  [ ]


         Check the appropriate box:
         [ ]      Preliminary Proxy Statement
         [ ]      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         [X]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material Under Section 240.14a-12


                                  REALCO, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.
                  (1)      Title of each class of securities to which
                           transaction applies:
                  (2)      Aggregate number of securities to which transactions
                           applies:
                  (3)      Per unit price or other underlying value of
                           transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  (4)      Proposed maximum aggregate value of transaction:
                  (5)      Total fee paid:

         [ ]      Fee paid previously with preliminary materials.
         [ ]      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid:
                  (2)      Form, Schedule or Registration Statement No.:
                  (3)      Filing Party:
                  (4)      Date Filed:

                                  REALCO, INC.
                  1650 UNIVERSITY BOULEVARD, N.E., SUITE 5-100
                          ALBUQUERQUE, NEW MEXICO 87102


                                   MAY 9, 2002

Dear Fellow Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Realco, Inc. to be held on Friday, June 7, 2002, at 2:00 p.m., Central Daylight Savings Time, at the offices of our subsidiary, Equity Securities Investments, Inc., at 701 Xenia Avenue South, Suite 100, Golden Valley, Minnesota.


         At this meeting, you will be asked to (i) elect five directors, (ii) approve an amendment to Realco's 1997 Employee Incentive Stock Plan to increase the number of shares reserved for issuance under the plan and (iii) approve a proposal to change the state of incorporation of Realco from New Mexico to Minnesota. This change will be effected through an Agreement and Plan of Merger providing for the merger of Realco into a newly formed Minnesota corporation.


         We urge you to read the entire Proxy Statement carefully. We have also enclosed our Annual Report on Form 10-K, for fiscal year ended September 30, 2001.

         Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, I encourage you to vote, sign, date and return the enclosed proxy card in the enclosed envelope as soon as possible, even if you plan to attend the Annual Meeting of Shareholders in person. Signing the enclosed proxy card will not prevent you from voting in person if you attend the Annual Meeting of Shareholders, but will assure that your vote is counted if you are unable to attend.

         We appreciate your interest and support in the affairs of Realco.


                                        Sincerely yours,


                                        /s/ Laurence S. Zipkin


                                        Laurence S. Zipkin
                                        CHAIRMAN OF THE BOARD OF DIRECTORS

                                  REALCO, INC.
                    1650 UNIVERSITY BLVD., N.E., SUITE 5-100
                              ALBUQUERQUE, NM 87102

                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 7, 2002

                               -------------------


TO THE SHAREHOLDERS OF REALCO, INC.:

         Notice is hereby given that the Annual Meeting of Shareholders of Realco, Inc. ("Realco") will be held at the offices of Equity Securities Investments, Inc., 701 Xenia Avenue South, Suite 100, Golden Valley, Minnesota, on June 7, 2002 at 2:00 p.m., Central Daylight Savings Time, for the following purposes:


         1.       To elect five directors.


         2. To approve an amendment to Realco's 1997 Employee Incentive Stock Plan to increase the number of shares reserved for issuance under the plan.

         3. To approve and adopt an Agreement and Plan of Merger providing for the merger of Realco into a newly formed Minnesota corporation for the purpose of changing the state of incorporation of Realco from New Mexico to Minnesota (the "Reincorporation Proposal").

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on April 22, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

         Under the New Mexico Business Corporation Act, shareholders of the Company have certain dissenters' rights in connection with the Reincorporation Proposal. Shareholders who wish to exercise such dissenters' rights must fulfill the requirements of Section 53-15-4 of the New Mexico Business Corporation Act, attached as Exhibit D to the accompanying Proxy Statement.

                                        By Order of the Board of Directors


                                        /s/ Eric O. Madson


                                        Eric O. Madson
                                        SECRETARY

Albuquerque, New Mexico
May 9, 2002


================================================================================

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD TODAY, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

================================================================================

                                  REALCO, INC.

                                  -------------

                                 PROXY STATEMENT

                                  -------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         This Proxy Statement is furnished to the shareholders of Realco, Inc. ("Realco") in connection with the solicitation of proxies by the Board of Directors of Realco for use at the Annual Meeting of Shareholders to be held on Friday, June 7, 2002 at 2:00 p.m., or any adjournments thereof. The Annual Meeting will be held at the offices of Equity Securities Investments, Inc., 701 Xenia Avenue South, Suite 100, Golden Valley, Minnesota. The mailing of this Proxy Statement to shareholders of Realco commenced on or about May 9, 2002.

RECORD DATE; OUTSTANDING SHARES

         Shareholders of record at the close of business on April 22, 2002 (the "Record Date") are entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 4,843,023 shares of Common Stock were issued and outstanding.

PROXIES AND VOTING

         Shares represented by proxies properly signed, dated and returned will be voted at the Annual Meeting in accordance with the instructions set forth therein. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, your shares will be voted FOR proposals 1, 2, and 3 and at the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting. You may revoke your proxy at any time before it is voted by signing and returning a proxy bearing a later date, by giving written notice to the Secretary of Realco, or by attending the Annual Meeting and voting in person.


         The presence in person or by proxy of a majority of the voting power of shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. Every holder of Common Stock on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. There is no cumulative voting. The affirmative vote of a majority of all outstanding shares of Common Stock is required for the approval of the Reincorporation Proposal (Proposal 3). The affirmative vote of a majority of the shares present and entitled to vote on a proposal is required for approval of all other proposals being submitted to the shareholders for their consideration. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders. Consequently, abstentions will have the same effect as a negative vote. If a broker indicates on a proxy that it does not have authority to vote on Proposals 1 and 2, the shares represented by the proxy will not be considered present and entitled to vote on Proposals 1 and 2 and, therefore, will have no effect on the outcome of the vote for Proposals 1 and 2. However, if a broker indicates on a proxy that it does not have authority to vote on the Reincorporation Proposal, the shares represented by the proxy will have the same effect as a vote against the Reincorporation Proposal.

DISSENTERS' RIGHTS

         Under the New Mexico Business Corporation Act, shareholders have certain dissenters' rights in connection with the Reincorporation Proposal. Shareholders who perfect their dissenters' rights will be entitled to receive from Realco the fair value of their Common Stock. In order for the dissenting shareholders to perfect their dissenters' rights, they must follow the procedures set forth in Section 53-15-4 of the New Mexico Business Corporation Act, a copy of which is attached hereto as Exhibit D. Failure to follow any of these procedures may result in a loss of dissenters' rights. See "Reincorporation Proposal - Dissenters Rights."


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of Realco's Common Stock as of April 30, 2002 by (a) each person known to Realco to beneficially own more than five percent (5%) of Realco's Common Stock, (b) each director of Realco and each nominee to serve as a director, (c) each executive officer named in the summary compensation table and (d) all directors, nominees and executive officers of Realco as a group. Except as otherwise indicated below, to the knowledge of Realco, each shareholder has sole voting and investment power over the shares beneficially owned, except to the extent authority is shared by spouses under applicable law.

                                                  NUMBER OF SHARES       PERCENT
     NAME & ADDRESS OF BENEFICIAL OWNER        BENEFICIALLY OWNED (1)   OF CLASS
     ----------------------------------        ----------------------   --------
     Laurence S. Zipkin .......................      1,235,222            25.0%
     701 Xenia Ave. S, Suite 130
     Minneapolis, MN 55416

     Edward S. Adams ..........................        456,428             9.4%
     701 Xenia Ave. S, Suite 130
     Minneapolis, MN 55416

     Bill E. Hooten (2)(3) ....................        429,704             8.9%
     1605 University Blvd., N.E., Suite 5-100
     Albuquerque, NM 87102

     Joseph Zerger Revocable Trust (3).........        340,000             7.0%
     1550 East Oakland Blvd.
     Fort Lauderdale, FL 33334


     James A. Arias............................        239,200             4.9%
     Brad J. Buscher...........................         37,000             *
     Alan Woinski..............................          5,000             *
     Gregory E. Spitzer........................          5,000             *

     All directors, nominees and executive
     officers as a group (7 persons) ..........      1,977,850            39.7%


----------------------
* Less than 1%

(1) Includes the following number of shares that could be purchased under stock options or warrants exercisable within 60 days of the date hereof: Mr. Zipkin, 95,000 shares; Mr. Arias, 25,000 shares; Mr. Buscher, 5,000 shares; Mr. Woinski, 5,000 shares; Mr. Spitzer, 5,000 shares; and all directors, nominees and executive officers as a group, 135,000 shares.

(2) Includes 337,871 shares held in a revocable trust of which Mr. Hooten and his wife are trustees and 91,833 shares held in an individual retirement account.
(3) Based on information contained in a Schedule 13D or 13G filed with the Securities and Exchange Commission.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)


         Five directors will be elected by Realco's shareholders at the Annual Meeting, each to serve until the next annual meeting of shareholders or until a successor is elected. Realco's Bylaws provide that the Board of Directors may consist of such number of directors as determined by the Board of Directors. Currently, Realco's Board of Directors consists of five directors.

         The Board of Directors has nominated for election the five persons named below, all of whom currently serve as directors of Realco. Unless otherwise directed, the proxies solicited by the Board of Directors will be voted for the election as directors of the nominees named below. Realco believes that each nominee named below will be able to serve, but should any such nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.


         The names and ages of the nominees and their principal occupations and tenure as directors are set forth below, based upon information furnished to Realco by such persons.

                                                                        DIRECTOR
NAME                   AGE    POSITION WITH REALCO                       SINCE
----                   ---    --------------------                       -----

Laurence S. Zipkin     62     Chairman of the Board of Directors and      2001
                              Chief Operating Officer of Realco; Chief
                              Operating Officer of Equity Securities
                              Investments, Inc., a subsidiary of
                              Realco

Edward S. Adams        39     Director, President, and Chief Executive    2001
                              Officer of Realco; President and Chief
                              Executive Officer of Equity Securities
                              Investments, Inc., a subsidiary of
                              Realco

Brad J. Buscher        46     Director                                    2001



Gregory E. Spitzer     39     Director                                    2001

Alan R. Woinski        37     Director                                    2001


         The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote is required for the election of directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES SET FORTH IN THIS PROPOSAL 1.

                   INFORMATION CONCERNING DIRECTORS, NOMINEES
                             AND EXECUTIVE OFFICERS

BUSINESS EXPERIENCE


         LAURENCE S. ZIPKIN has served as a Director of Realco since March 2001 and as Chairman and Chief Operating Officer of Realco since January 2002. From April 2001 to January 2002, Mr. Zipkin was Vice President of Realco. Mr. Zipkin has been a shareholder and Chief Operating Officer of Equity Securities Investments, Inc. ("ESI") and its predecessor since 1987. ESI, a Minneapolis based broker dealer and a member of the National Association of Security Dealers, was acquired by Realco in March 2001 and became a wholly-owned subsidiary of Realco. Prior to joining ESI, Mr. Zipkin was a principal in Flower City, a chain of retail stores throughout the Midwest. He sold his interest in 1987 when he began his association with ESI. Mr. Zipkin is also the President and Chairman of the Board of Directors of Southwest Capital Corp., a public company. Mr. Zipkin attended the University of Pennsylvania at the Wharton School of Finance.

         EDWARD S. ADAMS has served as a Director of Realco since March 2001 and as President and Chief Executive Officer of Realco since April 2002. From April 2001 to April 2002, Mr. Adams was a Vice President of Realco. He has been the Chief Executive Officer, President and Treasurer of ESI since December 1999. Mr. Adams is also a director of VirtualFund.com, Inc., a Minnesota public company. In addition to his duties at ESI, Mr. Adams is the Howard E. Buhse Professor of Finance and Law at the University of Minnesota Law School where he specializes in commercial, corporate and securities law. Mr. Adams earned his B.A. degree, magna cum laude, from Knox College, where he was a member of Phi Beta Kappa. In the fall of 1984, he studied at the University of Freiburg in West Germany as a European Studies and NATO Conference Scholar. Mr. Adams received his J.D. degree, cum laude, from the University of Chicago Law School in 1988, where he was Managing Editor of the University of Chicago Law Review. Following graduation, Mr. Adams clerked for Judge J. Harvie Wilkinson III of the United States Court of Appeals for the Fourth Circuit. In 1997, Mr. Adams earned his M.B.A. with the highest honors from the Carlson School of Management at the University of Minnesota. He practiced law with Latham & Watkins in Chicago before joining the University of Minnesota Law School faculty in 1993. Mr. Adams was a Visiting Professor at Albany Law School of Union University. He is the author of sixteen books and over thirty law review articles in the areas of corporate finance, corporations, securities and commercial law.


         BRAD J. BUSCHER has served as a Director of Realco since November 2001. Mr. Buscher has been Chairman of the Board of Directors and Chief Executive Officer of Mercury Waste Solutions, Inc. since its inception in 1996. Mr. Buscher has also been the Chairman and Chief Executive Officer of Bankers American Capital Corp., a privately held merchant banking company, since 1993. From 1981 to 1994, Mr. Buscher was President and Chief Executive Officer of American Bancshares, a multi-bank holding company. From 1986 to 1994, Mr. Buscher was also Chief Executive Officer of American Banks, a subsidiary of American Bancshares. Mr. Buscher also served as Chief Executive Officer of Eagle Insurance Agencies, Inc., a full line property, casualty, life, health and crop insurance agency, from 1987 to 1994. From 1993 to the present, Mr. Buscher has served as the managing general partner of BRB Development, LLC, a commercial and retail land development company.



         GREGORY E. SPITZER has served as a Director of Realco since November 2001. Mr. Spitzer is a partner in the Commercial Real Estate Practice Group of Kirkland & Ellis. He has been practicing law at Kirkland & Ellis since 1993. His broad base of experience includes representation of public and private companies in all aspects of commercial real estate acquisition and dispositions, development, leasing, financing and transaction structuring matters. Mr. Spitzer has particular expertise in the areas of commercial lending work and structured lease financing. From 1998 to 2000, Mr. Spitzer was an Adjunct Professor of Law at the University of Minnesota School of Law where he taught Real Estate Transactions. Mr. Spitzer received his J.D. from Northwestern University School of Law in 1989 and a B.S. in finance from the University of Illinois - Urbana - Champaign in 1985. Mr. Spitzer is also a Certified Public Accountant.

         ALAN WOINSKI has served as a Director of Realco since November 2001. Mr. Woinski is the President, Chief Financial Officer and a Director of Casino Journal Publishing Group, Inc., a Nevada public company, since 1998. Prior to that he was the Chief Executive Officer and Chairman of Gaming Venture Corp., U.S.A., which was acquired by Casino Journal Publishing Group, Inc. in April 1998. Casino Journal Publishing Group is a publisher of consumer publications focusing on the gambling industry. Mr. Woinski also served as the Vice President of A&E Printing Co. from 1986 until 1994 and as the President from 1994 until joining Gaming Venture Corp. in 1995. From 1992 until 1995, Mr. Woinski served as the President of Lucky Management Corp., an investment advisory firm that held interests in a variety of businesses, including printing and real estate. Mr. Woinski represented Lucky Management Corp. as advisor to the Monitrend Gaming and Leisure Mutual Fund from October 1993 until December 1994 and was the Portfolio Manager of the High Rollers Investment Partnership from December 1992 until October 1993.

         JAMES A. ARIAS has served as a consultant to Realco since April 2002. From Realco's formation in September 1983 to April 2002, Mr. Arias served as President, Chief Executive Officer and a director of Realco. From 1975 to September of 1983, he was a partner of James Bentley & Associates, a financial consulting and real estate syndication firm in Albuquerque, New Mexico, which was merged into and became a division of Financial Services Group, Inc., a New Mexico corporation, of which Mr. Arias was the President and a controlling shareholder. On June 1, 2000, Realco acquired Financial Services Group in an exchange of shares. Since 1984, Mr. Arias has served as Manager of Masters Coverage Corp., N.M., an insurance broker in Albuquerque, New Mexico, which during the 1999 fiscal year became a 49.99% subsidiary of Realco. From June 1995 until March 2000, he has served as interim sole director of Arinco Computer Systems Inc., a publicly traded New Mexico corporation which underwent a reverse merger transaction in March 2000 and now operates as Change Technology Partners, Inc., a publicly traded Delaware corporation. Mr. Arias is also a director of Quatro, Inc., a New Mexico electronics company.

         JAMES A. CORYEA II, age 51, has served as Chief Financial Officer of Realco since April 2002. Mr. Coryea served as Chief Financial Officer of UroMetrics, Inc., a medical device company, from April 2000 to April 2002, and as Chief Financial Officer of the Wheeler Companies, an aircraft time-share, charter and maintenance operation, from February 1997 to March 2000. Mr. Coryea has 29 years of professional corporate experience with an emphasis on distribution and retail entities. Mr. Coryea has served as a consultant and advisor to a number of emerging growth companies from 1991 to 2000. His prior experience includes service with the international accounting firms of PriceWaterhouse Coopers and Arthur Andersen, the corporate staff of Dayton-Hudson Corporation, and Chief Financial Officer of Brown Photo (1980-1984), Schaak Electronics, (1984-1986) BioTrol (1986 to 1989) and
Wizardworks (1989 to 1990). Mr. Coryea is a member of the American Institute of Certified Public Accountants.

OTHER INFORMATION REGARDING THE BOARD OF DIRECTORS


         MEETINGS. During the 2001 fiscal year, the Board of Directors met three times and each director attended all of the meetings.

         BOARD OF DIRECTORS COMMITTEES. The Audit Committee met two times during fiscal 2001. Among other duties, the Audit Committee reviews Realco's accounting, auditing and reporting practices, makes recommendations concerning the work of Realco's independent auditors and reviews the adequacy of internal controls. A report of the Audit Committee is also contained in this Proxy Statement. In March 2000, the Board of Directors adopted an Audit Committee Charter. All members of Realco's Audit Committee are independent directors as defined by the rules of the National Association of Securities Dealers (NASD) for companies listed on the Nasdaq National Market. The Audit Committee currently consists of Mr. Buscher, Mr. Spitzer and Mr. Woinski.

         The Compensation Committee met one time during the 2001 fiscal year. The Compensation Committee's duties include establishing salaries, bonuses and other compensation for Realco's executive officers, and administrating the 1997 Employee Incentive Stock Plan. The Compensation Committee currently consists of Mr. Buscher, Mr. Spitzer and Mr. Woinski.


         COMPENSATION OF DIRECTORS. During the 2001 fiscal year, directors were not paid a fee or other cash compensation for serving as directors. However, Realco granted its non-employee directors options to purchase Realco Common Stock from time to time under its 1997 Employee Incentive Stock Plan. Commencing on January 1, 2002, Realco pays non-employee directors a a fee of $1,000 per meeting of the Board of Directors. In addition, each non-employee director was granted an option to purchase 5,000 shares of Realco Common Stock under its 1997 Employee Incentive Stock Plan in February 2002 and will be granted an additional option to purchase 5,000 shares at each annual meeting of shareholders at which the individual is elected or re-elected as a director. Realco reimburses each director for all out of pocket expenses incurred to attend meetings.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION. The following table sets forth, for the years ended September 30, 2001, 2000 and 1999, the compensation earned by the Chief Executive Officer and each of the other executive officers of Realco whose salary and bonus exceeded $100,000 for the year ended September 30, 2001 (collectively, the "Named Executives"):

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                    COMPENSATION
                                                ANNUAL              ------------
                                             COMPENSATION        NO. OF SECURITIES
NAME AND                       FISCAL    ---------------------       UNDERLYING           ALL OTHER
PRINCIPAL POSITION              YEAR     SALARY($)     BONUS($)      OPTIONS(#)      COMPENSATION ($)(1)
------------------              ----     ---------     --------      ----------      -------------------


Laurence S. Zipkin (2)          2001       $87,500          ---           ---                 ---
Chairman and Chief
Operating Officer

Edward S. Adams (3)             2001       $87,500          ---           ---                 ---
Chief Executive Officer and
President


James A. Arias (4)              2001      $107,550          ---        25,000              $1,500
Chairman and Chief              2000        98,900     $100,000           ---               1,500
Executive Officer and           1999        93,000        4,000           ---               1,500
President

Bill E. Hooten (5)              2001      $100,800          ---           ---                 ---
Executive Vice President        2000       120,000          ---           ---                 ---
                                1999       120,000          ---           ---                 ---

---------------------
(1) Amounts indicated represent contributions by Realco to its 401(k) Profit Sharing Plan on behalf of the named individuals.
(2) Mr. Zipkin became Chairman of the Board of Directors and Chief Operating Officer in January 2002.
(3) Mr. Adams became Vice President of Realco in April 2001 and President and Chief Executive Officer of Realco in April 2002.
(4) Mr. Arias resigned as a Director, President and Chief Executive Officer of Realco on March 31, 2002. Prior to his resignation, Realco paid Mr. Arias a monthly base salary which increased annually at the rate of 6% per annum as a cost of living adjustment. In addition, Mr. Arias was to be paid an allowable bonus equal to 10% of pre-tax earnings in excess of $400,000 during any fiscal year. Mr. Arias received a non-cash bonus of $100,000 in 2000 which was accrued by Financial Services Group, Inc. prior to its acquisition by Realco in 2000. Such accrued bonus was satisfied with certain assets of Financial Services Group, Inc. which existed at the date of acquisition.
(5) Mr. Hooten resigned as Executive Vice President in December 2000, but continues to serve Realco's residential construction operations. Phyllis S. Hooten, the wife of Bill E. Hooten, is employed by Realco as an interior designer. She has been paid $9,000 per year during the fiscal years ended 2001, 2000 and 1999. None of this compensation paid or furnished to Mrs. Hooten is included in the totals of the compensation paid to Mr. Hooten.

         The following table summarizes option grants during fiscal 2001 to each of the Named Executives:

                          OPTION GRANTS IN FISCAL 2001

                        NUMBER OF        PERCENT OF TOTAL
                       SECURITIES        OPTIONS GRANTED
                    UNDERLYING OPTIONS      EMPLOYEES       EXERCISE PRICE   EXPIRATION
NAME                   GRANTED(#)(1)         IN 2001         PER SHARE($)       DATE      GRANT DATE PRESENT VALUE(2)
----                ------------------   ----------------   --------------   ----------   ---------------------------
Laurence S. Zipkin         ---                 ---                ---            N/A                  ---

Edward S. Adams            ---                 ---                ---            N/A                  ---

James A. Arias            25,000              38.5%              $3.00        02-28-06              $34,750

Bill E. Hooten             ---                 ---                ---            N/A                  ---

---------------------
(1)  The options are fully vested at the date of grant.
(2) The fair value of the option grant is estimated on the date of the grant using the Black-Scholes option pricing model, with the following weighted average assumptions: dividend yield rate of zero, expected volatility of 66%, risk free interest rate of 5% and an expected life of five years.

         The following table summarizes the exercises of options by the Named Executives in fiscal 2001 and the value of options held at September 30, 2001 by the Named Executives. There were no options exercised by the Named Executives during the fiscal year ended September 30, 2001.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                              OPTIONS AT             IN-THE-MONEY OPTIONS AT
                                                         SEPTEMBER 30, 2001(#)        SEPTEMBER 30, 2001($)
                     SHARES ACQUIRED     VALUE       ---------------------------   ---------------------------
NAME                 ON EXERCISE(#)   REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                 --------------   -----------    -----------   -------------   -----------   -------------
Laurence S. Zipkin         ---            ---             ---            ---            ---            ---

Edward S. Adams            ---            ---             ---            ---            ---            ---

James A. Arias             ---            ---           25,000           ---            ---            ---

Bill E. Hooten             ---            ---             ---            ---            ---            ---

---------------------
(1)  At September 30, 2001, none of the options were in the money.

EMPLOYMENT AGREEMENTS

         Realco entered into three-year employment agreements with Messrs. Zipkin and Adams in February 2001. The agreements provide that each will receive an annual salary of $150,000 per year. Each of the employment agreements provides that if Realco terminates the executive without "cause" (as defined in the employment agreement), or if the executive terminates his employment for "good reason" (as defined in the employment agreement), then the executive will receive severance payments equal to his base salary for the remainder of the term of his employment agreement and will also be entitled to continue his medical insurance coverage for himself and his family at Realco's expense.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         In 2000, the Independent Directors of Realco approved an arrangement whereby Mr. Bill E. Hooten was permitted to build up to ten speculative homes personally in conjunction with Charter Building & Development, Corp. ("Charter"), Realco's residential construction subsidiary. Such homes were constructed and marketed as Charter homes under a fee arrangement providing for Charter to receive 5% of direct construction costs as a construction management fee and 1% as warranty reserve. Additionally, Realco retains sales commissions on such homes.


         While Realco foregoes its normal gross profit on homes under this arrangement, as offset by the aforementioned fees, this program was deemed to be in Realco's best interests due to existing debt reduction requirements on certain lot inventory and lot purchase commitments, which may not be met based upon Realco's current levels of construction activity. This arrangement allows Realco to better meet such takedown requirements without assuming the additional risk associated with committing additional working capital to speculative homes. As a result of this arrangement, revenues of $145,000 and $191,000 were recognized by Realco for the years ended September 30, 2001 and 2000, respectively, which consisted of sales of developed lots and fees revenue.


         ESI owes Laurence S. Zipkin $400,000 under subordinated loan agreements for working capital advances. This amount consists of a $200,000 subordinated note bearing interest at 10% due June 30, 2002 and a $200,000 subordinated note bearing interest at 8% due November 30, 2002.

         On February 28, 2001, Realco and ESI Acquisition Sub ("Acquisition Sub"), a wholly owned subsidiary of Realco, entered into an Agreement and Plan of Merger (the "Merger Agreement") with ESI. Pursuant to the Merger Agreement, on March 1, 2001 Acquisition Sub merged with and into ESI, with ESI surviving as a wholly owned subsidiary of Realco. Realco issued an aggregate of 484,000 shares of newly created Series "D" Preferred Stock to Messrs. Zipkin and Adams in exchange for all of the issued and outstanding shares of ESI. Each Series "D" Preferred Share was entitled to one vote per share and had a liquidation preference of $4.3125 per share (an aggregate of $2,087,250). In December 2001, each Series "D" Preferred Share was converted into three shares of Realco Common Stock pursuant to a proposal approved by the shareholders of Realco in November 2001. Pursuant to the Merger Agreement, Realco appointed Messrs. Zipkin and Adams to the Board of Directors.

         In connection with Realco's acquisition of ESI, Realco entered into three-year employment agreements with Messrs. Zipkin and Adams in February 2001. See "Executive Compensation and Other Information - Employment Agreements."


         On March 31, 2002, Realco entered into a three-year consulting/employment and non-compete agreement with James A. Arias. The agreement provides that Mr. Arias will receive an annual salary of $120,000 per year. If Realco terminates Mr. Arias without "Company Cause" (as defined in the agreement), then Mr. Arias will receive severance payments equal to his base salary for the remainder of the term of his consulting/employment and non-compete agreement. If Mr. Arias resigns, Mr. Arias will not receive any severance payments.

         Transactions with officers, directors or 5% beneficial shareholders of Realco's Common Stock are intended to be on terms no less favorable to Realco or its affiliates than could be obtained from unaffiliated third parties and are approved by a majority of the independent outside members of Realco's Board of Directors who do not have an interest in the transaction.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION


         The Compensation Committee (the "Committee") administers Realco's executive compensation program. The role of the Committee, which is currently comprised of non-employee directors (Brad J. Buscher, Gregory E. Spitzer and Alan R. Woinski), is to review and approve the base salaries, bonuses, stock options and other compensation of the executive officers of Realco. The Committee also has the power to prescribe, amend, and rescind rules relating to Realco's 1997 Employee Incentive Stock Plan (the "Plan"), to grant options and other awards under the Plan and to interpret the Plan.


         The Committee's executive compensation policies are designed to attract and retain executives capable of leading Realco in the real estate and financial services marketplaces and to motivate such executives to maximize profitability and shareholder value. The Committee has designed Realco's Executive Performance Plan with three principal components to achieve this objective: base salary; annual cash incentives; and long-term incentive compensation in the form of stock options. Stock options are typically awarded by the Committee based on each officer's individual performance and achievements, and the recommendations of management. In fiscal 2001, executive officers were eligible to receive grants of stock options under the Plan.

         From 1983 to his resignation in 2002, James A. Arias, as Chief Executive Officer, had been provided with an annual increase in his base salary of 6% per annum as a cost of living adjustment. During fiscal 2001, Mr. Arias received a salary of $107,550. Mr. Arias did not receive a cash bonus for fiscal 2001.

         The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent that Realco specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.


                                        COMPENSATION COMMITTEE
                                        Brad J. Buscher
                                        Gregory E. Spitzer
                                        Alan R. Woinski



           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the members of the Compensation Committee has been an officer or employee of Realco and there are no interlocking relationships between our compensation committee or executive officers and the Board of Directors, compensation committee or the executive officers of any other company.

                                PERFORMANCE GRAPH

         The Securities and Exchange Commission requires that Realco include in this Proxy Statement a line graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a broad market index and either a nationally-recognized industry standard or an index of peer companies selected by Realco. Realco has chosen to use the S&P SmallCap 600 Index as its broad market index and the S&P Services (Commercial and Consumer) Index and the S&P Homebuilding Index as its peer group indexes. The table below compares the cumulative total return on $100 invested as of September 30, 1996 in the Common Stock of Realco, the S&P SmallCap 600 Index, S&P Services (Commercial and Consumer) Index and the S&P Homebuilding Index, assuming the reinvestment of all dividends. The performance graph is not necessarily indicative of future investment performance.






    [The following table was represented by a graph in the printed material]









                           ----------------------------------------------------------------------
                            09/30/96    09/30/97    09/30/98    09/30/99    09/30/00    09/30/01
-------------------------------------------------------------------------------------------------
REALCO                        $100        $103         $56        $65           $45       $57
-------------------------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX        $100        $137        $116        $136         $169       $171
-------------------------------------------------------------------------------------------------
S&P SERVICES INDEX            $100        $116        $100        $94           $68       $84
-------------------------------------------------------------------------------------------------
S&P HOMEBUILDING INDEX        $100        $149        $167        $141         $177       $180
-------------------------------------------------------------------------------------------------


         Realco's Common Stock closed at $1.85 per share on September 30, 2001 and closed at $1.40 per share on April 30, 2002. The foregoing performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the 1933 Act or the 1934 Act, except to the extent that Realco specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of Realco consists of four independent directors and operates under a written charter adopted by the Board of Directors.

         In accordance with its written charter the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of Realco. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited financial statements with management;
         (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61 and No. 90; and
         (3) received and reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Realco's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, as filed with the Securities and Exchange Commission.


                                        AUDIT COMMITTEE
                                        Brad J. Buscher
                                        Gregory E. Spitzer
                                        Alan R. Woinski



                  INFORMATION CONCERNING INDEPENDENT AUDITORS


         The accounting firm of Grant Thornton LLP has been Realco's auditing firm since 1989. Realco paid Grant Thornton LLP an aggregate of $36,750 for the annual audit for fiscal year 2001 and for review of Realco's financial statements included in Realco's quarterly reports on Form 10-Q for the fiscal year 2001. The above amount includes out-of-pocket expenses incurred by Grant Thornton LLP in connection with the provision of such services. Grant Thornton LLP did not render any other services to Realco in fiscal year 2001.

                            APPROVAL OF AMENDMENT TO
                   REALCO'S 1997 EMPLOYEE INCENTIVE STOCK PLAN
                                  (PROPOSAL 2)

         In April 2002, Realco's Board of Directors approved an amendment to Realco's 1997 Employee Incentive Stock Plan (the "Plan"), subject to shareholder approval. The amendment increases the number of shares reserved for issuance under the Plan from 800,000 shares to 1,250,000 shares.

SUMMARY OF THE PLAN

         The Plan was adopted by the Board on January 17, 1997 and approved by the shareholders on March 21, 1997. There are 800,000 shares of Common Stock currently reserved for issuance under the Plan. As of April 30, 2002, options for 205,000 shares were outstanding.

         The purpose of the Plan is to enable Realco to retain and attract executives, key employees and non-employee directors who contribute to Realco's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of Realco by giving them a proprietary interest in Realco. The Plan permits the granting of stock options and restricted stock awards; however, only stock options have been granted under the Plan.

         ELIGIBILITY. All officers, key employees and non-employee directors of Realco or any subsidiary of Realco are eligible to receive awards under the Plan. Realco currently has approximately 96 employees and has four non-employee directors.

         TERM. Incentive stock options currently may be granted pursuant to the Plan through 2007. Non-qualified stock options and other awards may be granted pursuant to the Plan until the Plan is discontinued or terminated by the Board of Directors.

         ADMINISTRATION. The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Plan vests broad powers in the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted awards and to prescribe the type, form and conditions of the awards (which may vary among participants).


         OPTIONS. When an option is granted under the Plan, the Committee in its discretion specifies the number of shares of Common Stock that may be purchased upon exercise of the option, the option price (which may not be less than 100% of the fair market value of Realco's Common Stock on the date the option is granted), the term of the option and whether it will be an incentive or nonqualified stock option. The closing sale price of Realco's Common Stock was $1.40 on April 30, 2002.


         The term during which the option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise will be set by the Committee when the option is granted, but in no event will the term of an incentive stock option exceed ten years. Each option granted under the Plan is nontransferable during the lifetime of the optionee. The Committee may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the Plan; however, each incentive stock option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Code.

         Upon exercise of an option under the Plan, the exercise price is to be paid by check, note, or other forms of consideration deemed sufficient by the Committee, or by surrender of previously acquired shares of unrestricted Common Stock of Realco.

         Each non-employee director who is elected to the Board is eligible to be granted an option under the Plan as determined by the Compensation Committee.

         OTHER AWARDS. The Plan also provides for Restricted Stock awards, consisting of shares that are issued subject to certain restrictions, including forfeiture, if certain factors determined by the Committee are not met or performance or longevity goals are not achieved. No awards other than stock options have been granted under the Plan to date.

         AMENDMENT. The Board of Directors may from time to time suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment shall impair the terms and conditions of any option or other award without the consent of the participant. The Plan may not, without approval of Realco's shareholders, be amended in any manner that will cause the Plan to no longer comply with Rule 16b-3 under the Securities Act of 1934, Section 422 of the Internal Revenue Code or other regulatory requirements.

         The Committee may adjust the maximum number of shares of Common Stock reserved for issuance under the Plan, the number of shares covered by each outstanding option and the option price per share in the event of any merger, reorganization, consolidation, stock dividend or other change in corporate structure affecting the Common Stock.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

         Some of the options to be granted to employees pursuant to the Plan may be intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. Under such Section, the optionee realizes no taxable income when the incentive stock option is granted. In addition, an optionee generally will not realize taxable compensation income upon the exercise of an incentive stock option if he or she exercises it while employed by Realco or within three months after termination of employment (or within one year after termination if the termination results from a permanent and total disability). The amount by which the fair market value of the shares purchased exceeds the aggregate option price at the time of exercise will be alternative minimum taxable income for purposes of applying the alternative minimum tax. If the optionee does not dispose of the shares acquired upon such exercise for a period of two years from the granting of the incentive stock option and one year after exercise of the option, the optionee will receive capital gains treatment on any gain realized when he or she sells the shares. Realco is not entitled to any compensation expense deduction under these circumstances. If the applicable holding periods are not satisfied, then any gain realized in connection with the disposition of such stock will generally be taxable as ordinary compensation income in the year in which the disposition occurred, in the amount by which the lesser of (i) the fair market value of such stock on the date of exercise, or
(ii) the amount realized on the disposition of the shares (if the disposition is the result of a sale or exchange other than to a related taxpayer), exceeds the option exercise price. Realco is entitled to a tax deduction only to the extent, and at the time, the participant realizes compensation income as a result of the early disposition. The balance of any gain will be characterized as a capital gain.

         Nonqualified stock options granted under the Plan are not intended to and do not qualify for the tax treatment described above for incentive stock options. Under present law, an optionee generally will not realize any taxable income on the date an option is granted to the optionee pursuant to the Plan. Upon exercise of the option, however, the optionee will realize, in the year of exercise, ordinary compensation income to the extent of the difference between the fair market value of such stock on the date of exercise and the option exercise price. Upon the sale of shares, any resulting gain or loss will be treated as capital gain or loss. Realco will receive a corresponding tax deduction in its fiscal year in which options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionees exercising options.

PROPOSED AMENDMENT TO THE 1997 EMPLOYEE INCENTIVE STOCK PLAN

         The proposed amendment increases the maximum aggregate number of shares issuable for stock grants under the Plan from 800,000 shares to 1,250,000 shares. As of April 30, 2002, without giving effect to this amendment, 205,000 shares were subject to outstanding options under the Plan and a total of 595,000 shares remained available for further option grants.

VOTE REQUIRED

         The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote is required for approval of the proposed amendment to the Plan.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
            THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THIS PROPOSAL 2.

                          THE REINCORPORATION PROPOSAL
                                  (PROPOSAL 3)

OVERVIEW OF THE PROPOSAL


         The Board of Directors unanimously approved and recommends that the shareholders approve a proposal to change Realco's state of incorporation from New Mexico to Minnesota. If approved by the shareholders, the reincorporation will be effected by means of a merger (the "Merger") of Realco into Oak Ridge Capital Group, Inc., a Minnesota corporation ("Realco MN"), as provided in the Agreement and Plan of Merger between Realco and Realco MN (the "Merger Agreement"). The reasons and effects of the proposed reincorporation are summarized below.


         On the date the Merger becomes effective pursuant to the Merger Agreement (the "Effective Date"), the separate corporate existence of Realco will cease and Realco MN will succeed to all business, properties, assets and liabilities of Realco. The directors, officers and employees of Realco will become the directors, officers and employees of Realco MN. Realco's employee benefit plans and arrangements, including Realco's 1997 Employee Incentive Stock Plan, will also be continued by Realco MN upon the same terms and subject to the same conditions. The reincorporation will not result in any change to the business, location of the principal executive offices, capitalization, assets or liabilities of Realco.

         It is anticipated that the Merger will become effective as soon as practicable following shareholder approval. However, the Merger Agreement provides that the Merger may be abandoned by the Board of Directors of Realco prior to the effective date either before or after shareholder approval. In the event the Merger is abandoned or Realco's shareholders fail to approve the Merger, Realco will remain a New Mexico corporation.

         You should note that a vote to approve the Reincorporation Proposal will constitute approval of the Merger Agreement and the Articles of Incorporation and Bylaws of Realco MN and all provisions thereof, copies of which are set forth as Exhibits A, B and C, respectively, to this Proxy Statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors unanimously approved the Reincorporation Proposal, and recommends that shareholders vote FOR the approval of the Reincorporation Proposal.

REASONS FOR THE PROPOSED REINCORPORATION IN MINNESOTA

         The Board of Directors and management believe that it is in the best interests of Realco and its shareholders to change the state of incorporation of Realco from New Mexico to Minnesota. With the resignation of Mr. Arias, Realco's principal executive officers and the business operations they direct are located in Minnesota. Reincorporation in Minnesota will facilitate Realco's relationships with its primarily Midwest business partners by providing Realco with a generally understood legal framework that governs it.

         One of the effects of the proposed reincorporation is that Realco may be able to expand the scope of its indemnification of directors, officers and key employees compared to that permitted under New Mexico law. The Board of Directors has not viewed the increased protections permitted under Minnesota law as the main reason for recommending the reincorporation. The Board of Directors, however, believes that Realco will benefit from having the ability to provide its directors, officers and employees protections equivalent to those provided by other Minnesota corporations. The increasing frequency of claims and litigation directed against directors and officers in general has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is Realco's desire to reduce these risks to its directors and officers so that Realco may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. Shareholders should note that since members of the Board of Directors will receive the benefit of expanded indemnification provisions, the Board of Directors may be viewed as having a personal interest in the approval of the reincorporation.


         Reincorporation in Minnesota will also enable Realco to take advantage of business combination and control share statutes that are not available in New Mexico, should Realco face a hostile takeover attempt.


POSSIBLE DISADVANTAGES OF REINCORPORATION

         Notwithstanding the belief of the Board of Directors as to the benefits to shareholders of the Merger, shareholders should realize that there are certain possible adverse effects of the Merger. In particular, Minnesota's business combination and control share acquisition statutes may be viewed by some shareholders to have the effect of delaying, deferring or preventing the ability of shareholders to obtain a premium on their shares in the event of a hostile takeover attempt.

EFFECTS OF THE MERGER

         The following summary of the Merger does not purport to be a complete description of the Merger and is qualified in its entirety by reference to the Merger Agreement, the Articles of Incorporation of Realco MN and the Bylaws of Realco MN, copies of which are attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively.

         NO CHANGE IN THE BOARD OF DIRECTORS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR PHYSICAL LOCATION OF REALCO

         The Merger will effect only a change in the legal domicile of Realco and other changes of a legal nature which are described in this Proxy Statement. The Merger will NOT result in any change in the business, management, fiscal year, or assets or liabilities of Realco. Realco's existing directors and officers will continue as directors and officers of Realco MN. All employee benefit plans of Realco, including without limitation Realco's 1997 Employee Incentive Stock Option Plan, will be continued by Realco MN upon the terms and subject to the conditions currently in effect. Realco believes that the Merger will not affect any of its material contracts with any third parties and that Realco's rights and obligations under such material contractual arrangements will continue and be assumed by Realco MN. Although the location of the principal facilities will remain in Albuquerque, New Mexico after the Merger, Realco MN plans on moving its principal facilities to Golden Valley, Minnesota within the foreseeable future.

         CHANGE IN REALCO'S NAME


         The Merger would result in Realco, Inc.'s name being changed to Oak Ridge Capital Group, Inc.


         CHANGE IN REALCO'S STATE OF INCORPORATION

         After the Effective Date of the Merger, Realco's state of incorporation will change from New Mexico to Minnesota. The rights and preferences of the holders of Realco's Common Stock are currently governed by the New Mexico Business Corporation Act ("NMBCA"). Upon the Effective Date of the Merger, these rights and preferences will be governed by the Minnesota Business Corporation Act ("MBCA"). Although the NMBCA and MBCA are similar in many respects, certain differences will affect the rights of Realco MN's shareholders if the Merger is consummated. You should read the section set forth below under the caption "Comparison of the Corporate Laws of New Mexico and Minnesota" for a summary of the differences in your rights as a stockholder of Realco MN under the MBCA.

         CONVERSION OF SHARES AND EXCHANGE OF CERTIFICATES

         At the Effective Date of the Merger, each outstanding share of the Common Stock of Realco will be converted automatically into one share of common stock, par value $.01 per share, of Realco MN (other than shares as to which the holder thereof has properly exercised dissenters' rights under New Mexico law). It will not be necessary for shareholders of Realco to exchange their existing stock certificates for stock certificates of Realco MN; outstanding certificates of Realco should not be destroyed or sent to Realco. Following the Effective Date, delivery of previously outstanding stock certificates of Realco will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Realco MN. Each certificate representing shares of Common Stock of Realco outstanding immediately before the Effective Date will, from and after the Effective Date, be deemed for all corporate purposes to represent the same number of shares of common stock of Realco MN. Realco expects that shares of Realco MN will continue to be traded in the over-the-counter market and reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ/NMS").

         Each option to purchase shares of Realco's Common Stock granted by Realco under its 1997 Employee Incentive Stock Plan outstanding immediately before the Effective Date will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the same number of shares of Realco MN common stock. The exercise price per share under each of such options will be equal to the exercise price per share thereunder immediately before the Effective Date.

THE MERGER AGREEMENT

         The following summary does not purport to be a complete description of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement attached hereto as Exhibit A.

         MERGER. On the Effective Date, Realco will be merged with and into Realco MN, with Realco MN being the surviving corporation, pursuant to the applicable provisions of the NMBCA and the MBCA.

         EFFECTIVE DATE. The Merger will become effective upon filing of the required Articles of Merger with the New Mexico Secretary of State and the Minnesota Secretary of State.

         SURVIVING CORPORATION. On the Effective Date, the separate corporate existence of Realco shall cease and Realco and Realco MN will become a single corporation with Realco MN being the surviving corporation. As the surviving corporation, Realco MN will possess all of the rights, property and every other interest of each of Realco and Realco MN. Realco MN will also become responsible and liable for all the liabilities and obligations of each of Realco and Realco MN, and a claim of or against, or a pending proceeding by or against either company may be prosecuted as if the Merger had not taken place. Neither the rights of creditors nor any liens upon the property of either of Realco or Realco MN will be impaired by the Merger.

         STOCK EXCHANGE. In the Merger, all the presently outstanding shares of Common Stock of Realco will be cancelled. Each share of the Common Stock of Realco issued and outstanding immediately prior to the Effective Date will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one share of the common stock of Realco MN. Each share of common stock of Realco MN issued to the shareholders of Realco will be fully paid and nonassessable. The outstanding certificates representing shares of Common Stock of Realco will be deemed to represent the same number of shares of common stock of Realco MN.

         NAME. The name of the combined company will be changed to Oak Ridge Capital Group, Inc.


         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS. The Articles of Incorporation of Realco MN in effect immediately prior to the Effective Date of the Merger will continue to be the Articles of Incorporation of Realco MN, as the surviving corporation. The Bylaws of Realco MN in effect immediately prior to the Effective Date of the Merger will continue to be the Bylaws of Realco MN, as the surviving corporation, until altered. These documents are attached to this Proxy Statement as Exhibit B and Exhibit C, respectively.

         TERMINATION OR ABANDONMENT. The Merger may be terminated and abandoned prior to the Effective Date by action of a majority of the Board of Directors of Realco.

COMPARISON OF THE CORPORATE LAWS OF NEW MEXICO AND MINNESOTA

         In connection with the Merger, Realco's shareholders will have their shares of Realco Common Stock converted into shares of Realco MN common stock. Because of the differences between the NMBCA and the MBCA, the rights of a holder of Realco Common Stock differ from the rights of a holder of Realco MN common stock. The following is a summary of certain of the material differences between the NMBCA and the MBCA.

         APPRAISAL RIGHTS OF DISSENTING SHAREHOLDERS

         The NMBCA and MBCA contain similar provisions which entitle certain dissenting shareholders to receive the appraised value of their shares in connection with certain transactions. You should read the section below entitled "The Reincorporation Proposal - Dissenters' Rights" and the copy of the applicable NMBCA provisions attached hereto as Exhibit D for a complete description of your right to dissent in connection with the Reincorporation Proposal.

         Under the NMBCA and MBCA, dissenting shareholders are entitled to appraisal rights in connection with sale of all or substantially all of the property and assets of a corporation and in connection with certain amendments to its Articles of Incorporation which adversely affect a shareholder's rights. In addition, shareholders are entitled, except in limited situations, to appraisal rights in connection with any merger which requires a shareholder vote or a plan of exchange to which the corporation's shares will be acquired. Under the NMBCA, following the date of the transaction, the corporation is required to make a written offer to each dissenting shareholder to pay for the dissenting shareholder's shares at a price the corporation estimates to be the fair value of the shares. Under the MBCA, following the effective date of the transaction, the corporation is required to remit to each dissenting shareholder the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by certain other documents. Shareholders are not required to return any such payment made by the corporation, even if such payment is ultimately determined to exceed fair value by a court. Finally, under both the NMBCA and MBCA, the corporation generally pays all costs of the proceedings, unless a court determines that a shareholder acted arbitrarily, vexatiously or not in good faith.

         LIMITATION OF LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The NMBCA permits the Articles of Incorporation to provide that a director will not be personally liable to the corporation or its shareholders for breach of fiduciary duty, except for claims involving breaches or failures to perform (i) that constitute negligence, willful misconduct, or recklessness for a director with an ownership interest in the corporation or who receives in his capacity as a director or as an employee of the company compensation of more than $2,000 in any calendar year or (ii) that constitute willful misconduct or recklessness in all other cases. The limitation applies only to actions taken by a director at meetings of the Board of Directors, a committee of the Board of Directors, or by virtue of action of directors without a meeting.

         Under the MBCA, a corporation may include in its Articles of Incorporation a provision which would, subject to the limitations described below, eliminate or limit directors' liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty. Under the MBCA, a director's liability cannot be eliminated or limited for (i) any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) the making of an unlawful distribution under the MBCA;
(iv) certain violations of Minnesota securities laws; (v) any transaction from which the director derived an improper personal benefit; or (vi) any act or omission occurring before the date the provision in the corporation's Articles of Incorporation eliminating or limiting liability became effective.

         Under the NMBCA, indemnification of directors, officers, employees and agents is permitted but not mandatory. Under the NMBCA, a person seeking to qualify for indemnification who acted in his official capacity on behalf of the corporation must show, among other factors, that he acted in good faith and reasonably believed that his conduct was in the corporation's best interests. However, a person not acting in the official capacity on behalf of the corporation must show, among other factors, that he acted in good faith and reasonably believed that his conduct was at least not opposed to the corporation's best interests. In the case of any criminal proceeding, the person seeking indemnification must show he had no reasonable cause to believe his conduct was unlawful. A person will not be indemnified if he received improper personal benefit in most circumstances.

         Under the MBCA, Minnesota corporations are mandatorily required to indemnify persons in their official capacity (directors, officers, employees and agents) within prescribed limits as long as they satisfy the five factors of eligibility set forth in the MBCA. These factors are similar to the factors in the NMBCA.

         Under the NMBCA, advance payment of expenses is permitted, but not required, if a person who is eligible for indemnification delivers to the corporation a written affirmation of the person's good faith belief that the person has met the standard of conduct necessary for indemnification by the corporation and promise to repay the corporation if it is ultimately found that the standard of conduct was not met. The MBCA provides that the corporation must make advance payment of expenses upon the request of a person who is eligible for indemnification, if that person supplies the corporation with an affidavit stating that the person honestly believes that he or she has met the criteria for mandatory indemnification and promises to repay the corporation if it is ultimately found that the criteria were not met.

         The NMBCA and MBCA both provide specific statutory authority for directors in discharging their duties to consider factors in addition to the interests of the corporation's shareholders, such as the interests of the corporation's employees, suppliers, creditors and customers; the economy of the state and nation; community and societal considerations; the long-term and short-term interests of the corporation and its shareholders; and the possibility that these interests may be best served by the continued independence of the corporation.

         BUSINESS COMBINATION RESTRICTIONS; CONTROL SHARE ACQUISITIONS

         New Mexico has not adopted any statutes which limit business combinations or restrict or limit the acquisition of a controlling interest in a company. Minnesota has adopted business combination statutes and control share acquisition statutes.

         In general, the MBCA provides that the shares of a corporation acquired in a "control share acquisition" have no voting rights unless voting rights are approved in a prescribed manner. A "control share acquisition" is an acquisition, directly or indirectly, of beneficial ownership of shares that would, when added to all other shares beneficially owned by the acquiring person, entitle the acquiring person to have voting power of 20% (or 33 and 1/3% or 50%, respectively) or more in the election of directors. In general, the MBCA prohibits a public Minnesota corporation from engaging in a "business combination" with an "interested shareholder" for a period of four years after the date of the transaction in which the person became an interested shareholder, unless the business combination is approved in a prescribed manner. "Business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the interested shareholder. An "interested shareholder" is a person who is the beneficial owner, directly or indirectly, of 10% or more of the corporations' voting stock or who is an affiliate or associate of the corporation and at any time within four years prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the corporation's voting stock. Such provisions of the MBCA could have the effect of delaying, deferring or preventing a change in control of Realco. However, they may also have the effect of delaying, deferring or preventing the legitimate transfer desires of significant shareholders.

         ELECTION OF DIRECTORS; CUMULATIVE VOTING; CLASSIFIED BOARD OF DIRECTORS; REMOVAL OF DIRECTORS

         Both the NMBCA and MBCA require a corporation to have at least one director. In addition, the number of directors are be fixed by, or in the manner provided in, the Articles of Incorporation or Bylaws.

         Under the NMBCA, cumulative voting in the election of directors is permitted only if it is specifically provided for in the corporation's Articles of Incorporation. Under the MBCA, cumulative voting in the election of directors is mandatory unless the corporation's Articles of Incorporation provide that there will be no cumulative voting. Neither Realco's nor Realco MN's Articles of Incorporation allow cumulative voting for the election of directors.

         The NMBCA permits any corporation to provide for a classified Board of Directors pursuant to which the directors can be divided into two or three classes with staggered terms of office with only one class of directors coming up for election each YEAR. The MBCA permits directors to be divided into classes as provided in the Articles of Incorporation or Bylaws. Under both the NMBCA and MBCA, a classified Board of Directors is allowed only if permitted by the Articles of Incorporation. Neither Realco's or Realco MN's Articles of Incorporation provide for a classified Board of Directors.

         Under the NMBCA and MBCA, a director of a corporation that does not have cumulative voting may be removed with or without cause by a majority of the outstanding shares entitled to vote. In the case of a corporation having cumulative voting, if less than the entire Board of Directors is to be removed, a director may not be removed if the shares voted against such removal would be sufficient to elect the director under cumulative voting at an election of the entire Board of Directors. Under the NMBCA, unless the Articles of Incorporation provide otherwise, in the case of a corporation whose Board of Directors is classified, shareholders may remove directors only for cause. The MBCA does not contain any comparable provision.

         ACTIONS OF THE BOARD OF DIRECTORS WITHOUT A MEETING

         Under the NMBCA, unless otherwise restricted by the Articles of Incorporation or Bylaws, the Board of Directors of a New Mexico corporation may take action without a meeting if all members of the Board of Directors consent to such action in writing. Realco's Bylaws currently permit board action by unanimous written consent.

         Under the MBCA, an action may be taken by a written action signed by all of the directors, and if the Articles of Incorporation so provide, any action which does not require shareholder approval may be taken by written action signed by a majority of the directors. An action of the Board of Directors which requires shareholder approval may be taken without a board of director's meeting if all members of the Board of Directors consent to such action in writing. Realco MN's Articles of Incorporation contain a provision which permits the directors to act by written action signed by the number of directors which would be required to take the same action at a meeting of the Board of Directors at which all directors were present.

         Upon completion of the Merger, the Board of Director's ability to take action by a written action will be increased.

         SHAREHOLDER ACTION BY WRITTEN CONSENT

         Under the NMBCA and MBCA, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting only by written action signed by all of the shareholders entitled to vote on that action.

         AMENDMENTS TO ARTICLES OF INCORPORATION

         Under the NMBCA, an amendment to the Articles of Incorporation may only be proposed by the Board of Directors. Approval of the amendment requires the affirmative vote of the holders of majority of the shares entitled to vote, unless any class of shares is entitled to vote as a class, in which event the proposed amendment will be adopted upon receiving the affirmative vote of the holders of a majority of the shares of each class and of the total shares entitled to vote. If the corporation has only one class of shares outstanding, an amendment solely to change the number of authorized shares to effectuate a stock split or stock dividend may be adopted by the Board of Directors without shareholder approval.

         Under the MBCA, an amendment to the Articles of Incorporation may be proposed by the Board of Directors or by a shareholder or shareholders holding three percent (3%) or more of the voting power of the outstanding shares entitled to vote. The amendment generally requires the affirmative vote of the holders of majority of the shares present and entitled to vote unless a larger affirmative vote is required by the corporation's Articles of Incorporation. Realco MN's Articles of Incorporation do not contain any provisions that require a larger affirmative vote in order to amend the Articles of Incorporation. A stock dividend, division (i.e., a "stock split") or combination (i.e., a "reverse split") may be effected by the Board of Directors without shareholder approval as long as the change does not adversely affect the rights or preferences of any shareholders and will not result in the percentage of authorized shares of any class or series that remains unissued after the change exceeding the percentage of authorized shares of that class or series that were unissued before the change. If the amendment would have certain effects on the class or series of stock, such as changing the number of shares in the class or the rights or preferences of the class or series, holders of the class or series are entitled to vote as a class upon the amendment even if the Articles of Incorporation do not entitle the holders to vote as a class.

         Upon completion of the Merger, a shareholder or shareholders holding three percent (3%) or more of the voting power of the outstanding shares entitled to vote will be able to propose amendments to Realco MN's Articles of Incorporation.

         AMENDMENTS TO BYLAWS

         Under the NMBCA, the power to adopt Bylaws is vested in the Board of Directors. The power to alter, amend or repeal the Bylaws or adopt new Bylaws is vested in the Board of Directors unless reserved to the shareholders by the Articles of Incorporation. Realco's Articles of Incorporation vest the power to alter, amend or repeal the Bylaws or adopt new Bylaws in the Board of Directors.

         Under the MBCA, the power to adopt, amend or repeal the Bylaws is vested in the Board of Directors and is subject to the power of the shareholders to adopt, amend or repeal Bylaws adopted, amended, or repealed by the Board of Directors. The Board of Directors cannot, without shareholder approval, amend, or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the Board of Directors, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors. A shareholder or shareholders holding three percent (3%) or more of the voting power of the shares entitled to vote may propose a resolution for action by the shareholders to adopt, amend, or repeal Bylaws adopted, amended or repealed by the Board of Directors.

         Upon completion of the Merger, a shareholder or shareholders holding three percent (3%) or more of the voting power of the outstanding shares entitled to vote will be able to propose amendments to Realco MN's Bylaws.

         SPECIAL MEETINGS OF SHAREHOLDERS

         Under the NMBCA, a special meeting of shareholders may be called by the Board of Directors, the holders of not less than one-tenth of all the shares entitled to vote at the meeting or any other person authorized to do so in the corporation's Articles of Incorporation or Bylaws. Under Realco's Bylaws, a special meeting of shareholders may be called by the Chairman of the Board of Directors, the President, the Board of Directors, any Vice President acting as President, or by shareholders of Realco holding twenty-five percent (25%) of the voting power of all shares entitled to vote.

         Under the MBCA, a special meeting of shareholders may be called by certain officers, two or more directors, a person authorized to do so in the Articles of Incorporation or Bylaws, or shareholders holding at least 10% of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering an action to effect, directly or indirectly, a business combination, including any action to change or otherwise affect the composition of the Board of Directors for that purpose, may not be called by shareholders unless such shareholders hold at least 25% of the voting power of all shares entitled to vote. Under Realco MN's Bylaws, a special meeting of shareholders may be called by the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, two or more directors, or by shareholders of Realco MN holding ten percent (10%) of the voting power of all shares entitled to vote (or 25% of the voting power, in the case of an action to effect a business combination, including any action to change or otherwise affect the composition of the Board of Directors for that purpose).

         VOTE ON EXTRAORDINARY CORPORATE TRANSACTIONS

         Under both the NMBCA and the MBCA, an agreement of merger, exchange or consolidation must be approved by the directors of each constituent corporation and adopted by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon. Under the MBCA, a greater vote may by required if provided in a corporation's Articles of Incorporation. Neither the NMBCA nor the MBCA requires the separate vote of any class of shares, unless any provision of the plan of merger would, if contained in a proposed amendment to the articles, entitle the class or series to vote as a class or series. Additionally, both the NMBCA and the MBCA provide generally that, unless its Articles of Incorporation provide otherwise, no vote of the shareholders of the surviving corporation is required to approve the merger if (i) the agreement of merger does not amend in any respect the corporation's Articles of Incorporation, (ii) each share outstanding immediately prior to the effective date is to be an identical outstanding share of the surviving corporation after the effective date, and (iii) the number of shares of the surviving corporation's Common Stock to be issued in the merger plus the number of shares of Common Stock into which any other securities to be issued in the merger are initially convertible does not exceed twenty percent (20%) of its Common Stock outstanding immediately prior to the effective date of the merger.

         The NMBCA and MBCA provide that a corporation may acquire all of the outstanding shares of one or more classes or series of another corporation pursuant to a plan of exchange. Unlike a merger in which there is a single surviving corporation, an exchange results in an acquired company becoming the wholly owned subsidiary of the acquiring corporation. The NMBCA also contains provisions relating to statutory consolidations in which all of constituent corporations disappear and a new entity is created to continue the business. The MBCA does not provide for consolidations.

         DIVIDENDS AND REPURCHASE OF SHARES

         Under the NMBCA, a corporation may pay dividends to its shareholders and repurchase stock unless the corporation would then be unable to pay its debts as they become due in the usual course of business or the corporation's total assets will be less than the sum of its total liabilities. The MBCA provision regarding dividends is almost identical to the NMBCA provision, however, the MBCA requires that the corporation's total assets not be less than the sum of its total liabilities plus the amount needed, assuming dissolution of the corporation, to satisfy preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

         The MBCA also restricts a Minnesota corporation's ability to repurchase shares from certain shareholders. Specifically, a Minnesota corporation may not purchase or agree to purchase any voting shares from a person who owns more than five percent (5%) of the corporation's voting power for more than the fair market value of such shares if the shares have been owned for less than two years, unless the purchase is approved by shareholders who hold a majority of the voting power of all shares entitled to vote. The corporation may also make such a purchase if it makes an offer to purchase shares from all of its shareholders for at least equal value per share.

         SHAREHOLDER'S RIGHT TO EXAMINE BOOKS AND RECORDS

         The NMBCA provides that any person who has been a holder of record of shares or voting trust certificates at least six months immediately preceding his demand to inspect a shareholders' list or who will be the holder of record of, or the holder of record of voting trust certificates for, at least five percent (5%) of all the outstanding shares of the corporation, upon written demand setting the purpose thereof, may examine, in person, or by agent or attorney, at any reasonable time or times, for any proper purpose, the record of shareholders and make extracts therefrom. Any officer or agent who, or corporation which, refuses to allow such an inspection will be liable to the shareholders in the penalty of ten percent (10%) of the value of the shares owned by the shareholder in addition to any other damages or remedies afforded him by law. It is a complete defense to any penalties assessed against an officer, agent or corporation who refuses to allow an inspection if the person suing therefor has within the past two years used a shareholder list, or the information obtained therein, aided another in using a shareholder list, or not acted in good faith in making his demand to inspect the shareholder list. Regardless of the percentage of ownership of a shareholder, the stock of a corporation or the amount of time a shareholder has held such stock, a court may compel the production of a shareholder list for examination by such shareholder.

         The MBCA provides that any shareholder or group of shareholders of a publicly held corporation have the right, upon written demand stating the purpose, to examine and copy the corporation's share register, as well as other corporate records so long as such shareholder can demonstrate a proper purpose.

         Upon completion of the Merger, shareholders will have greater rights to inspect corporate records.

         SHAREHOLDER DERIVATIVE ACTIONS

         Under both the NMBCA and MBCA, any shareholder may bring a derivative action against a corporation if the shareholder owns stock at the time of the transaction of which he complains or has stock thereafter devolved upon him by operation of law. The NMBCA and MBCA both require that the complaint be verified and that the plaintiff allege with particularity the efforts, if any, made by the plaintiff to obtain the action he desires from the directors and the reasons for his failure to obtain the action or for not making the effort.

DISSENTERS' RIGHTS

         Shareholders have dissenters' rights in connection with the Reincorporation Proposal. If the Reincorporation Proposal is approved at the Annual Meeting of Shareholders by the holders of a majority of the issued and outstanding shares of Realco, shareholders who perfect their dissenters' rights by fulfilling the requirements of Section 53-15-4 of the NMBCA (Exhibit D to this Proxy Statement) will be entitled to receive from Realco the fair value of their Common Stock. Under New Mexico law, a shareholder who wishes to perfect dissenters' rights is not required to vote against the Reincorporation Proposal and a failure to vote against the Reincorporation Proposal will not constitute a waiver of dissenters' rights. A proxy card returned by a shareholder desiring to assert dissenters' rights which is marked "Abstain" will not result in a waiver of dissenters' rights. However, a proxy card returned unmarked as to the Reincorporation Proposal will be voted in favor of the Reincorporation Proposal and will result in a waiver of dissenters' rights.

         A record holder of shares may assert dissenters' rights as to less than all of the shares registered in his name only if the holder dissents with respect to all the shares beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf the holder dissents. In that event, his rights will be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders. A beneficial owner of shares who is not the record holder may assert dissenters' rights with respect to shares held on his behalf, and will be treated as a dissenting shareholder if he submits to Realco at the time of or before the assertion of these rights a written consent of the record holder. The fair value of the shares will be determined as of the day prior to the date on which a vote is taken, excluding any appreciation or depreciation in anticipation of the reincorporation. A shareholder asserting dissenters' rights is entitled only to payment as provided in Section 53-15-4 and after the date of assertion of his dissenters' rights is not entitled to vote or to exercise any other rights as a shareholder.

         If Realco is required to purchase shares held by a person who qualifies as a dissenting shareholder ("Dissenting Shares"), and if agreement cannot be reached between the dissenting shareholder and Realco as to the fair value of such Dissenting Shares, then the dissenting shareholder may seek to have such value determined by a New Mexico court. EXERCISE OF DISSENTERS' RIGHTS MAY RESULT IN A JUDICIAL DETERMINATION OF FAIR VALUE LESS THAN OR MORE THAN THE PER SHARE AMOUNT OTHERWISE TO BE RECEIVED IN THE REINCORPORATION. Any shareholder contemplating exercising dissenters' rights is urged to carefully review the provisions of Section 53-15-4. Failure by a shareholder to precisely follow all of the steps required by Section 53-15-4 for perfecting dissenters' rights may result in the loss of those rights. The following is a summary of Section 53-15-4 and is qualified by reference to, and should be read in conjunction with, the full text of Section 53-15-4, a copy of the relevant portion of which is attached to this Proxy as Exhibit D.

         Prior to the Annual Meeting of Shareholders, any shareholders desiring to exercise dissenters' rights must file a written objection to the Reincorporation Proposal with Realco, Inc., 701 Xenia Avenue South, Suite 130, Golden Valley, MN 55416, Attention: Secretary. If the Reincorporation Proposal is approved by the required vote and the shareholder desiring to exercise dissenters' rights has not voted in favor of the reincorporation, the shareholder must make written demand upon Realco for payment of the fair value of the shareholder's shares within 10 days after the date on which the vote was taken. Failure to make written demand within the prescribed 10 day period will result in the loss of dissenter's rights, and the shareholder will be bound by the terms of the Reincorporation Proposal. Once a written demand for payment has been made, such demand may not be withdrawn unless Realco consents to the withdrawal. Within twenty days after demanding payment for his shares, each holder will submit his certificates to Realco for notation thereon that such demand has been made. Failure to do so, at the option of Realco, will terminate his rights as a dissenting shareholder unless a court of competent jurisdiction, for good and sufficient cause shown, otherwise directs.

         If the reincorporation is effected, Realco must, within 10 days after the reincorporation is effected, send to the dissenting shareholders, if any, a written offer to pay for such shares at a specified price deemed by Realco to be the fair value thereof. The written notice and offer will be accompanied by a balance sheet of Realco, the shares of which the shareholder holds, as of the latest available date and not more than twelve months prior to making of the offer, and a profit and loss statement of Realco for the twelve month period ended on the date of the balance sheet.

         If within 30 days after the reincorporation a dissenting shareholder and Realco agree that the shareholder's shares are Dissenting Shares and agree upon the fair value of such shares, Realco will, upon surrender of the certificates representing the Dissenting Shares to Realco, Inc., 701 Xenia Avenue South, Suite 130, Golden Valley, MN 55416, Attention: Secretary, make payment in the agreed amount within 90 days after the reincorporation.

         If, within thirty (30) days of the reincorporation, Realco denies that the shares surrendered by a dissenting shareholder are Dissenting Shares or if Realco and the dissenting shareholder fail to agree upon the fair value of such shares, then Realco, within thirty (30) days after receipt of written demand from any dissenting shareholder (given within sixty (60) days after the date reincorporation was effected) will, or at its election at any time within the period of sixty (60) days may, file a petition in any court of competent jurisdiction in Bernalillo County praying that the fair value of the shares be determined. If Realco fails to institute the proceeding to determine the fair value of the Dissenting Shares, any dissenting shareholder may do so in the name of Realco. All dissenting shareholders, wherever residing, will be made parties to the proceeding. All shareholders who are parties to the proceeding will be entitled to judgment against Realco for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers will have such power and authority as specified in the order of their appointment or on an amendment thereof. Upon payment of the judgment, the dissenting shareholder ceases to have any interest in the shares. The court will enter a judgment against Realco in an amount equal to the fair value determined per share multiplied by the number of Dissenting Shares, with interest at the legal rate of interest accruing from the date of the vote upon the reincorporation to the date of payment. Absent an appeal of the judgment by either party, Realco will pay the judgment upon surrender of the certificates representing the Dissenting Shares.

         The costs and expenses of any such proceeding will be determined by the court and will be assessed against Realco, but all or any part of the costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding to whom Realco made an offer to pay for the shares if the court finds that the action of the shareholders in failing to accept the offer was arbitrary or vexatious or not in good faith. Such expenses include reasonable compensation for and reasonable expenses of the appraisers, but exclude the fees and expenses of counsel for and experts employed by any party; but if the fair value of the shares as determined materially exceeds the amount which Realco offered to pay therefor, or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any expert employed by the shareholder in the proceeding, together with reasonable fees of legal counsel.

         A shareholder's right to demand payment will terminate if (i) the reincorporation is abandoned, rescinded, or the shareholders revoke the authority to effect the reincorporation, (ii) the shares are transferred prior to submission for endorsement as Dissenting Shares, (iii) the shareholder does not comply with all of the procedures described above, or (iv) with the consent of Realco, the shareholder withdraws his demand for payment. Should Realco abandon the proposed reincorporation, Realco will be required to pay on demand all necessary expenses and reasonable attorneys' fees of any dissenting shareholder who has in good faith initiated dissenters' rights proceedings.

         Cash paid for Common Stock disposed of in an appraisal proceeding may result in a taxable transaction for federal income tax purposes. Shareholders who exercise appraisal rights should consult with their own tax advisors with respect to federal, state, and local tax consequences of such exercise.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

         The Merger provided for in the Merger Agreement is intended to be tax free under the Internal Revenue Code of 1986, as amended. Accordingly, Realco believes that no gain or loss will be recognized by shareholders for federal income tax purposes as a result of the consummation of the Merger. The effect of state tax laws upon shareholders may vary from state to state. Each shareholder will have a tax basis in the shares of common stock of Realco MN deemed received upon the Effective Date equal to the tax basis of the shareholder in the shares of Common Stock deemed exchanged therefor, and, provided that the shareholder held the shares of Common Stock as a capital asset, such shareholder's holding period for the shares of common stock of Realco MN deemed to have been received will include the holding period of the shares of Common Stock deemed exchanged therefor. Realco believes that no gain or loss will be recognized for federal income tax purposes by Realco or Realco MN and Realco MN will succeed, without adjustment, to the tax attributes of Realco. The foregoing is only a summary of the federal income tax consequences and is not tax advice. Realco has not secured, nor does it intend to secure, any ruling from the Internal Revenue Service on the nontaxable nature of the transaction.

         A successful challenge by the Internal Revenue Service to the tax-free status of the reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Realco Common Stock converted in the reincorporation equal to the difference between that shareholder's basis in such shares and the fair market value, as of the time of the reincorporation, of the Realco Common Stock converted in the reincorporation. In such event, a shareholder's aggregate basis in the shares of Realco MN common stock acquired in the reincorporation would equal the fair market value of all such shares, and such shareholder's holding period for such shares would not include the period during which such shareholder held the Realco Common Stock.

         State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described generally above. Shareholders should consult their own tax advisors as to the effect of the reincorporation under applicable federal, state, local or foreign income tax laws.

         For financial accounting purposes, the reincorporation will be accounted for as a reincorporation. Accordingly, there will be no impact on the carrying amount of assets or liabilities of Realco as currently reported.

         EACH SHAREHOLDER IS URGED TO CONSULT WITH HIS OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCE, IF ANY, TO HIM IF THE REINCORPORATION PROPOSAL IS APPROVED AND THE REINCORPORATION IS EFFECTED.

SECURITIES ACT CONSEQUENCES OF THE MERGER

         The shares of Realco MN's common stock to be issued in exchange for shares of Realco's Common Stock are not being registered under the Securities Act of 1933. In that regard, Realco MN is relying on Rule 145(a)(2) under the Securities Act of 1933, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act of 1933.

         After the Effective Date of the Merger, Realco MN will be a publicly held company, its common stock is expected to be reported on NASDAQ/NMS and it will continue to file periodic reports under Section 13 of the Securities Exchange Act of 1934 with the Securities and Exchange Commission ("SEC") and it will provide to its shareholders the same types of information that Realco has previously filed and provided. Shareholders whose Common Stock of Realco was freely tradeable before the Merger will continue to have freely tradeable shares of Realco MN after the Merger. Shareholders holding restricted securities of Realco will receive stock certificates of Realco MN bearing the same restrictive legend as appears on their present stock certificates, and their shares of stock in Realco MN will be subject to the same restrictions on transfer as those which their present shares of stock in Realco are subject. For purposes of computing compliance with the holding period of Rule 144, shareholders will be deemed to have acquired their shares of Realco MN common stock on the date they acquired their shares of Realco Common Stock.

         In summary, Realco MN and its shareholders will be in the same respective positions under the federal securities laws after the Merger as were Realco and its shareholders prior to the Merger.

REQUIRED VOTE

         The NMBCA and Realco's Articles of Incorporation require an affirmative vote of a majority of all outstanding shares of Common Stock of Realco to approve the Reincorporation Proposal. A vote for the Reincorporation Proposal will constitute specific approval of the Merger Agreement, Realco MN's Articles of Incorporation and Bylaws, and all transactions and proceedings related to the Merger described in this Proxy Statement.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
            THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THIS PROPOSAL 3.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to issuers, to present proposals for shareholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by issuer action in accordance with the proxy rules. The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in Realco's proxy statement for its 2003 Annual Meeting of Shareholders is January 9, 2003. Additionally, if Realco receives notice of a separate shareholder proposal after March 26, 2003, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors of Realco for its 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

         If reincorporated in Minnesota, Realco MN's bylaws would contain additional requirements to nominate a director or properly bring any other item of business before an annual meeting of shareholders. In addition to any other applicable requirements, to nominate a director or for other business to be properly brought before the annual meeting of shareholders by a shareholder, the shareholder would be required to give timely notice thereof in writing to the Secretary of Realco MN. To be timely, the notice would be required to be given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of Realco MN, between March 7, 2003 and April 8, 2003.

         When nominating a director, the notice to the Secretary would be required to set forth: (i) the name and address of record of the shareholder who intends to make the nomination; (ii) a representation that the shareholder is a holder of record of shares of Realco MN entitled to vote at such meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee;
(iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (v) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (vi) the consent of each nominee to serve as a director of Realco MN if so elected.

         Regarding other items of business, the notice to the Secretary would be required to set forth: (i) a brief description of the business desired to be brought before the annual meeting of shareholders and the reasons for conducting such business at the annual meeting of shareholders, (ii) the name and address of record of the shareholders proposing such business, (iii) the class or series (if any) and number of shares of Realco MN which are owned by the shareholder, and (iv) any material interest of the shareholder in such business.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires Realco's directors and executive officers to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Realco's Common Stock, and Realco is required to identify any of those persons who fail to file such reports on a timely basis. To Realco's knowledge, all such persons filed in a timely manner all such reports for 2001.

                                     GENERAL

         The management of Realco knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.

         All expenses in connection with solicitation of proxies will be borne by Realco. Realco will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining instructions from, persons for whom they hold stock of Realco. Realco expects to solicit proxies by mail, but directors, officers, and other employees of Realco may also solicit in person, by telephone, by facsimile or by mail.

         Realco's Annual Report on Form 10-K for the year ended September 30, 2001 is enclosed herewith. Shareholders may receive without charge a copy of the financial schedule and exhibits thereto, as filed with the Securities and Exchange Commission, by writing to: Realco, Inc., 701 Xenia Avenue South, Suite 130, Golden Valley, MN 55416, Attention: Chief Financial Officer.

                                        By Order of the Board of Directors


                                        /s/ Eric O. Madson


                                        Eric O. Madson
                                        SECRETARY

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

                                     MERGING
                                  REALCO, INC.
                           (A NEW MEXICO CORPORATION)
                                      INTO
                          OAK RIDGE CAPITAL GROUP, INC.
                            (A MINNESOTA CORPORATION)

         THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of June [___], 2002, by and between Realco, Inc., a New Mexico corporation (hereinafter referred to as "Parent"), and Oak Ridge Capital Group, Inc., a Minnesota corporation (hereinafter referred to as "Subsidiary") (Parent and Subsidiary are sometimes hereinafter collectively referred to as "Constituent Corporations").


RECITALS:

         A. Subsidiary is a Minnesota corporation, validly formed and in good standing under the laws of the State of Minnesota with authorized capital stock consisting of Fifty Million (50,000,000) shares of capital stock, of which 1,000 shares of Common Stock, par value $.01 per share, are issued and outstanding.

         B. Parent, a corporation validly formed and in good standing under the laws of the State of New Mexico, owns 100% of the issued and outstanding Common Stock of the Subsidiary.

         C. For business reasons, Subsidiary and Parent desire to have Parent merged with and into Subsidiary in accordance with applicable provisions of the New Mexico Statutes, including the New Mexico Business Corporation Act, Chapter 53, Articles 11-18, and the Minnesota Laws, including the Minnesota Business Corporation Act, Chapter 302A.

         D. For federal income tax purposes, it is intended that the above-described merger shall qualify as a reorganization within the meaning of
Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and that this Agreement shall constitute a plan of reorganization pursuant to
Section 368 of the Code.

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereby agree as follows:

         1. MERGER. On the Effective Date (as defined in Section 2 hereof), Parent shall be merged with and into Subsidiary, with Subsidiary being the surviving corporation (the "Merger"), pursuant to the applicable provisions of the New Mexico Business Corporation Act and the Minnesota Business Corporation Act.

         2. EFFECTIVE DATE. Pursuant to New Mexico Business Corporation Act
Section 53-14-6 and Minnesota Business Corporation Act Section 302A.641, the Merger shall become effective upon filing of the required Articles of Merger (the "Articles of Merger"), with the New Mexico Secretary of State and the Minnesota Secretary of State (the "Effective Date").

         3. SURVIVING CORPORATION. On the Effective Date, the separate corporate existence of Parent shall cease and the Constituent Corporations shall become a single corporation with Subsidiary being the surviving corporation. Thereafter, Subsidiary, as the surviving corporation, shall have all of the rights, privileges, immunities and powers, and will be subject to all of the duties and liabilities of a corporation incorporated under the laws of the State of Minnesota. In addition, as the surviving corporation, Subsidiary shall possess all of the rights, privileges, immunities and franchises, of a public as well as of a private nature, of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due on any account, including subscription to shares, and all other causes of action, and every other interest of or belonging to or due to each of the Constituent Corporations shall vest in Subsidiary as the surviving corporation, without any further act or deed.

         On the Effective Date, Subsidiary, as the surviving corporation, shall become responsible and liable for all the liabilities and obligations of each of the Constituent Corporations, and a claim of or against, or a pending proceeding by or against either of the Constituent Corporations may be prosecuted as if the Merger had not taken place, or Subsidiary, as the surviving corporation, may be substituted in the place of Parent. Neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the Merger.

         4. STOCK EXCHANGE.

                  a. SUBSIDIARY SHAREHOLDER. On the Effective Date, all the presently outstanding shares of capital stock of Subsidiary shall be cancelled and no stock shall be issued to Parent, the sole shareholder of Subsidiary, as a result of the merger of Parent into Subsidiary. Parent, the sole shareholder of Subsidiary, shall surrender its stock certificates representing such shares of Subsidiary endorsed in blank or accompanied by an appropriate stock power executed in blank.

                  b. PARENT SHAREHOLDERS. On the Effective Date, each share of the Common Stock of Parent issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one share of the Common Stock of Subsidiary. Each share of Common Stock of Subsidiary issued pursuant to this section shall be fully paid and nonassessable and shall be deemed to have been issued as of the Effective Date. The outstanding certificates representing shares of Common Stock of Parent will, after the Effective Date, be deemed to represent the number of shares of Common Stock of Subsidiary into which they have been converted. On surrender of stock certificate(s) representing the Common Stock of Parent from each shareholder of Parent, Subsidiary agrees to issue to such shareholder of Parent a certificate representing shares of Common Stock of Subsidiary.

                  c. PARENT STOCK OPTIONS AND WARRANTS. On the Effective Date, each option or warrant issued and outstanding for the purchase of a share of Parent's Common Stock will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into an option or warrant to purchase one share of Subsidiary Common Stock at an exercise price equal to the exercise price of the outstanding option or warrant to purchase Parent Common Stock, and otherwise on identical terms and conditions as the outstanding options and warrants to purchase Parent Common Stock.


         5. NAME. The Subsidiary shall continue under the name Oak Ridge Capital Group, Inc.


         6. AMENDMENTS TO ARTICLES OF INCORPORATION AND BYLAWS.

                  a. ARTICLES OF INCORPORATION. The Articles of Incorporation of Subsidiary in effect immediately prior to the Effective Date of the Merger shall continue to be the Articles of Incorporation of Subsidiary, as the surviving corporation, until altered or amended as provided under the Minnesota Business Corporation Act.

                  b. BYLAWS. The Bylaws of Subsidiary in effect immediately prior to the Effective Date of the Merger shall continue to be the Bylaws of Subsidiary, as the surviving corporation, until altered, amended or repealed as provided therein, in the Articles of Incorporation of Subsidiary or the Minnesota Business Corporation Act.

         7. DIRECTORS AND OFFICERS. The directors and officers of Subsidiary in office immediately prior to the Effective Date of the Merger, who shall be the same officers and directors as the officers and directors of Parent in office immediately prior to the Effective Date, shall continue to be the directors and officers, respectively, of Subsidiary, as the surviving corporation, until the expiration of their terms as such or until their successor or successors shall otherwise be duly elected.

         8. TERMINATION OR ABANDONMENT. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated and abandoned prior to the Effective Date by action of a majority of the Board of Directors of Parent. In the event this Agreement is terminated or abandoned by the Board of Directors of Parent pursuant to the previous sentence, all contractual rights hereunder shall terminate, and this Agreement shall become null and void without any further liability or obligation on the part of either of the parties hereto.

         9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together, once executed and delivered, shall constitute one and the same instrument.

         10. AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         The Constituent Corporations have caused this Agreement and Plan of Merger to be duly executed as of the date set forth above.


REALCO, INC.                                 OAK RIDGE CAPITAL GROUP, INC.
(a New Mexico corporation)                   (a Minnesota corporation)



By                                           By
   --------------------------------             --------------------------------
        Laurence S. Zipkin                           Laurence S. Zipkin
   Its  Chief Operating Officer                 Its  Chief Operating Officer

                                    EXHIBIT B


                            ARTICLES OF INCORPORATION
                                       OF
                          OAK RIDGE CAPITAL GROUP, INC.
                             A MINNESOTA CORPORATION


         The undersigned, for purposes of forming a corporation under Chapter 302A of the Minnesota Statutes, hereby adopts the following Articles of
Incorporation:

                                   ARTICLE 1.
                                      NAME


         The name of the Corporation is Oak Ridge Capital Group, Inc.


                                   ARTICLE 2.
                                REGISTERED OFFICE

         The registered office of the Corporation in the State of Minnesota is located at 701 Xenia Avenue South, Suite 130, Golden Valley, Minnesota 55416.

                                   ARTICLE 3.
                                  CAPITAL STOCK

         (a) The Corporation is authorized to issue Fifty Million (50,000,000) shares of capital stock, having a par value of $.01 per share in the case of common stock, and having a par value as determined by the Board of Directors in the case of preferred stock.

         (b) In addition to any and all powers conferred upon the Board of Directors by the laws of the State of Minnesota, the Board of Directors shall have the authority to establish by resolution more than one class or series of shares, either preferred or common, and to fix the relative rights and preferences of any such class or series, and the authority to issue shares of a class or series, shares of which may then be outstanding, to holders of shares of another class or series to effectuate share dividends, splits or conversions of the Corporation's outstanding shares.

         (c) The Board of Directors shall also have the authority to issue rights to subscribe to, purchase or acquire securities of the Corporation, whether by the exchange or conversion of other securities, or by the exercise of options, warrants or other rights, or otherwise (collectively, "rights to purchase"). The Board of Directors is authorized to fix the terms, provisions and conditions of such rights to purchase, including the conversion basis or bases and the price or prices at which securities may be purchased or subscribed for. Such rights to purchase may be either transferable or nontransferable and either separable or inseparable from other securities of the Corporation. The Corporation may issue rights to purchase or amend the instrument or agreement fixing the terms, provisions and conditions of the rights to purchase to include terms and conditions that prevent the holder of a specified percentage of the outstanding shares of the Corporation, including subsequent transferees of the holder, from exercising those rights to purchase.

                                   ARTICLE 4.
                               PURPOSES AND POWERS

         The Corporation shall have general business purposes and shall possess all powers necessary to conduct any business in which it is authorized to engage, including but not limited to, all those powers expressly conferred upon business corporations by Chapter 302A of the Minnesota Statutes, as it may from time to time be amended, together with those powers implied therefrom.

                                   ARTICLE 5.
                                    DURATION

         The Corporation shall have perpetual duration.

                                   ARTICLE 6.
                   NO PREEMPTIVE RIGHTS; NO CUMULATIVE VOTING

         (a) The shareholders of the Corporation shall not have the preemptive rights provided by Section 302A.413 of the Minnesota Statutes to subscribe for or to purchase any or all of the shares or other securities, or rights to purchase shares or other securities, of the Corporation, now or hereafter authorized.

         (b) The shareholders of the Corporation shall not have the right of cumulative voting.

                                   ARTICLE 7.
                                  INCORPORATOR

         The name and address of the incorporator of this Corporation is:

                          Eric O. Madson
                          2800 LaSalle Plaza
                          800 LaSalle Avenue
                          Minneapolis, MN 55402

                                   ARTICLE 8.
                    LIMITATION OF LIABILITY; INDEMNIFICATION

         (a) A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 302A.559 or Section 80A.23 of the Minnesota Statutes, or (iv) for any transaction from which the director derived an improper personal benefit. If the Minnesota Statutes are amended after this Article becomes effective to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Minnesota Statutes, as so amended. Any repeal or modification of this Article 8 by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         (b) Any person who at any time shall serve or shall have served as a director, officer, or employee of the Corporation, or of any other enterprise at the request of the Corporation, and the heirs, executors and administrators of such person shall be indemnified by the Corporation in accordance with, and to the fullest extent permitted by, the provisions of the Minnesota Business Corporation Act, as it may be amended from time to time.

         (c) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the Minnesota Business Corporation Act.

                                   ARTICLE 9.
                            ACTION WITHOUT A MEETING

         An action required or permitted to be taken at a meeting of the directors may be taken by written action signed by all of the directors, and in the case of an action which need not be approved by the shareholders, such action may be taken by written action signed by the number of directors that would be required to take such action at a meeting of the directors at which all directors were present.


         IN WITNESS WHEREOF, the undersigned has signed these Articles of Incorporation on this 2nd day of May, 2002.

                                        /s/ Eric O. Madson
                                        ----------------------------------------
                                        Eric O. Madson, Incorporator

                                    EXHIBIT C


                                     BYLAWS
                                       OF
                          OAK RIDGE CAPITAL GROUP, INC.
                             A MINNESOTA CORPORATION


                                    ARTICLE 1
                                     OFFICES

         SECTION 1.01 PRINCIPAL OFFICE; OTHER OFFICES. The principal executive office of the corporation shall be located at 1650 University Blvd., N.E., Suite 5-100, Albuquerque, NM 87102 and the corporation may have offices at such other places within or without the State of Minnesota as the Board of Directors shall from time to time determine or the business of the corporation requires.

         SECTION 1.02 SECTION REGISTERED OFFICE. The registered office of the corporation required by chapter 302A, Minnesota Statutes, to be maintained in Minnesota may be, but need not be, identical with the principal office in Minnesota, and the address of the registered office may be changed from time to time by the Board of Directors.

                                    ARTICLE 2
                                  SHAREHOLDERS

         SECTION 2.01 REGULAR MEETINGS. Regular meetings of the shareholders of the corporation entitled to vote shall be held on an annual or other less frequent basis as shall be determined by the Board of Directors or by the Chief Executive Officer. At each regular meeting, the shareholders, voting as provided in the Articles of Incorporation and these bylaws, shall elect qualified successors for directors whose terms have expired or are due to expire on or within six months after the date of the meeting, and shall transact such other business as shall come before the meeting. No meeting shall be considered a regular meeting unless specifically designated as such in the notice of meeting or unless all the shareholders entitled to vote are present in person or by proxy and none of them objects to such designation.

         SECTION 2.02 SPECIAL MEETINGS. Special meetings of the shareholders may be called for any purpose or purposes at any time, by the Chairman of the Board, Chief Executive Officer, the Chief Financial Officer, or any two or more directors, or by a shareholder or shareholders, pursuant to Section 2.03 of these bylaws.

         Special meetings shall be held on the date and at the time and place fixed by the Chief Executive Officer or the Board of Directors, except that a special meeting called by or at the demand of a shareholder or shareholders pursuant to section 2.03 of these bylaws shall be held in the county where the principal executive office is located.

         The business transacted at a special meeting shall be limited to the purposes stated in the notice of the meeting.

         SECTION 2.03 DEMAND BY SHAREHOLDERS. If a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent or more of all voting shares may demand a regular meeting of shareholders. A shareholder or shareholders holding ten percent or more of the voting shares may demand a special meeting of shareholders except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the Board of Directors for that purpose, must be called by twenty-five percent or more of the voting shares. The demand for a regular or a special meeting shall be given in writing to the Chief Executive Officer or the Chief Financial Officer of the corporation. Within 30 days after receipt of the demand by one of those officers, the Board of Directors shall cause a meeting of shareholders to be called and held on notice no later than 90 days after receipt of the demand, all at the expense of the corporation. If the Board of Directors fails to cause a meeting to be called and held as required by this section, the shareholder or shareholders making the demand may call the meeting by giving notice as required by section 2.04 of these bylaws, all at the expense of the corporation.

         SECTION 2.04 NOTICE. Notice of all meetings of shareholders shall be given to every holder of voting shares, except where the meeting is an adjourned meeting and the date, time and place of the meeting were announced at the time of adjournment. The notice shall be given at least five days before the date of the meeting, and not more than 60 days before the date of the meeting. The notice shall contain the date, time and place of the meeting, and any other information required by this Article II. In the case of a special meeting, the notice shall contain a statement of the purposes of the meeting. The notice may also contain any other information deemed necessary or desirable by the Board of Directors or by any other person or persons calling the meeting.

         A shareholder may waive notice of a meeting of shareholders. A waiver of notice by a shareholder entitled to notice shall be effective whether given before, at or after the meeting, and whether given in writing, orally or by attendance. Attendance by a shareholder at a meeting shall be a waiver of notice of that meeting, except where the shareholder objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened, or objects before a vote on an item of business because the item may not lawfully be considered at that meeting and does not participate in the consideration of the item at that meeting.

         SECTION 2.05 QUORUM. The holders of a majority of the voting power of the shares entitled to vote at a meeting present in person or by proxy at the meeting shall constitute a quorum for the transaction of business. If a quorum is present when a duly called or held meeting is convened, the shareholders present may continue to transact business until adjournment, even though the withdrawal of a number of shareholders originally present leaves less than the proportion or number otherwise required for a quorum. In case a quorum is not present at any meeting, those present shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite number of shares entitled to vote shall be represented. At such adjourned meeting at which the required amount of shares entitled to vote shall be represented, any business may be transacted which might have been transacted at the original meeting.

         SECTION 2.06 VOTING RIGHTS. The Board of Directors may fix a date not more than 60 days before the date of a meeting of shareholders as the date for the determination of the holders of voting shares entitled to notice of and to vote at the meeting. When a date is so fixed, only shareholders on that date are entitled to notice of and permitted to vote at that meeting of shareholders. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, the date on which notice of the meeting is mailed shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

         SECTION 2.07 SHARE REGISTER. The officer or agent having charge of the share register of the corporation shall maintain a share register, not more than one year old, containing a complete list of the shareholders with the address of and the number, class and issuance dates of shares held by each. The share register shall be kept on file at the principal executive office of the corporation, or at another place or places within the United States determined by the Board of Directors, and shall be subject to inspection by any shareholder at any time during usual business hours.

         A resolution approved by the affirmative vote of a majority of the directors present may establish a procedure whereby a shareholder may certify in writing to the corporation that all or a portion of the shares registered in the name of the shareholder are held for the account of one or more beneficial owners. Upon receipt by the corporation of the writing, the persons specified as beneficial owners, rather than the actual shareholder, shall be deemed the shareholders for the purposes specified in the writing.

         Unless otherwise provided in the Articles of Incorporation or in the terms of the shares, a shareholder shall have one vote for each voting share held. Shares owned by two or more shareholders may be voted by any one of them unless the corporation receives written notice from any one of them denying the authority of that person to vote those shares. Except as provided herein, a holder of voting shares may vote any portion of the shares in any way the shareholder chooses. If a shareholder votes without designating the proportion or number of shares voted in a particular way, the shareholder shall be deemed to have voted all of the shares in that way.

         SECTION 2.08 VOTING OF SHARES BY ORGANIZATIONS AND LEGAL REPRESENTATIVES. Shares of the corporation registered in the name of another domestic or foreign corporation may be voted by the chief executive officer or another legal representative of that corporation. Except as provided herein, shares of the corporation registered in the name of a subsidiary shall not be entitled to vote on any matter. Shares of the corporation in the name of or under the control of the corporation or a subsidiary in a fiduciary capacity shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or gives the corporation binding instructions on how to vote the shares.

         Shares under the control of a person in a capacity as a personal representative, administrator, executor, guardian, conservator or attorney-in-fact may be voted by the person, either in person or by proxy, without registration of those shares in the name of the person. Shares registered in the name of a trustee of a trust or in the name of a custodian may be voted by the person, either in person or by proxy, but a trustee of a trust or a custodian shall not vote shares held by the person unless they are registered in the name of the person.

         Shares registered in the name of a trustee in bankruptcy or a receiver may be voted by the trustee or receiver either in person or by proxy. Shares under the control of a trustee in bankruptcy or a receiver may be voted by the trustee or receiver without registering the shares in the name of the trustee or receiver, if authority to do so is contained in an appropriate order of the court by which the trustee or receiver was appointed.

         Shares registered in the name of any organization not described herein may be voted either in person or by proxy by the legal representative of that organization.

         A shareholder whose shares are pledged may vote those shares until the shares are registered in the name of the pledgee.

         SECTION 2.09 PROXIES. A shareholder may cast or authorize the casting of a vote by filing a written appointment of a proxy with an officer of the corporation at or before the meeting at which the appointment is to be effective. An appointment of a proxy for shares held jointly by two or more shareholders shall be valid if signed by any one of them, unless the corporation receives from any one of those shareholders written notice either denying the authority of that person to appoint a proxy or appointing a different proxy. The appointment of a proxy shall be valid for eleven months unless a longer period is expressly provided in the appointment.

         SECTION 2.10 ACTION WITHOUT A MEETING. An action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting by written action signed by all of the shareholders entitled to vote on that action. The written action shall be effective when it has been signed by all of those shareholders, unless a different effective time is provided in the written action.

         SECTION 2.11 PROPERLY BROUGHT BUSINESS. At the regular meeting, the shareholders shall elect directors of the corporation and shall transact such other business as may properly come before them. To be properly brought before the meeting, business must be of a nature that is appropriate for consideration at a regular meeting and must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before the regular meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, each such notice must be given, either by personal delivery or by United States mail, postage prepaid, to the secretary of the corporation, not less than sixty (60) days nor more than ninety (90) days prior to a meeting date corresponding to the previous year's regular meeting. Each such notice to the secretary shall set forth as to each matter the shareholder proposes to bring before the regular meeting (a) a brief description of the business desired to be brought before the regular meeting and the reasons for conducting such business at the regular meeting, (b) the name and address of record of the shareholders proposing such business, (c) the class or series (if any) and number of shares of the corporation that are owned by the shareholder, and (d) any material interest of the shareholder in such business. Notwithstanding anything in these bylaws to the contrary, no business shall be transacted at the regular meeting except in accordance with the procedures set forth in this Section 2.11; provided, however, that nothing in this Section 2.11 shall be deemed to preclude discussion by any shareholder of any business properly brought before the regular meeting, in accordance with these bylaws. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of the holders of shares representing at least 70% of the outstanding shares of the common stock.

                                    ARTICLE 3
                               BOARD OF DIRECTORS

         SECTION 3.01 BOARD TO MANAGE. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, subject to the rights of the shareholders of the corporation as provided in these bylaws or pursuant to chapter 302A, Minnesota Statutes.

         SECTION 3.02 NUMBER, QUALIFICATIONS AND TERMS. The number of directors of the corporation shall not be greater than eleven and shall be set from time to time by the shareholders. The Board of Directors may, at any time, increase the number of directors up to a maximum of eleven or decrease the number of directors except that any such decrease shall not result in the removal of a director except a director named by the Board of Directors to fill a vacancy. Directors shall be natural persons. Each director shall hold office until his or her successor is elected and has qualified, or until his or her earlier death, resignation, removal or disqualification. Directors need not be residents of Minnesota or shareholders of the corporation.

         SECTION 3.03 MEETINGS. Meetings of the Board of Directors may be called from time to time by or at the request of the Chief Executive Officer or any director. The person calling a meeting of the Board of Directors may fix the date, time and place of the meeting. If the place fixed for the meeting is outside of Minnesota, the Board of Directors may change the place of the meeting to a location within Minnesota.

         A conference among directors by any means of communication through which the directors may simultaneously hear each other during the conference shall constitute a meeting of the Board of Directors, if the same notice is given of the conference as would be required by section 3.04 of these bylaws for a meeting, and if the number of directors participating in the conference would be sufficient to constitute a quorum at a meeting. Participation in a meeting by such means shall constitute presence in person at the meeting.

         SECTION 3.04 NOTICE. Any director may call a Board meeting by giving twenty four (24) hours' notice to all directors of the date and time of the meeting. The notice need not state the purpose of the meeting, and may be given by mail, telephone, facsimile transmission, telegram, or in person. If a meeting schedule is adopted by the Board, or if the date and time of a Board meeting has been announced at a previous meeting, no notice is required. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. A director may waive notice of a meeting of the Board of Directors. A waiver of notice by a director entitled to notice shall be effective whether given before, at or after the meeting, and whether given in writing, orally or by attendance. Attendance by a director at a meeting shall be a waiver of notice of that meeting, except where the director objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and does not participate thereafter in the meeting.

         SECTION 3.05 QUORUM. A majority of the directors currently holding office present at a meeting shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn a meeting from time to time until a quorum is present. If a quorum is present when a duly called or held meeting is convened, the directors present may continue to transact business until adjournment, even though the withdrawal of a number of directors originally present leaves less than the number otherwise required for a quorum.

         SECTION 3.06 MANNER OF ACTING. Except as otherwise provided in Minnesota Statutes, chapter 302A, the Board of Directors shall take action by the affirmative vote of a majority of directors present at a duly held meeting.

         SECTION 3.07 PRESUMPTION OF ASSENT. A director who is present at a meeting of the Board of Directors when an action is approved by the affirmative vote of a majority of the directors present is presumed to have assented to the action approved, unless the director objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and does not participate thereafter in the meeting, or votes against the action at the meeting or is prohibited from voting on the action due to a conflict of interest.

         SECTION 3.08 ABSENT DIRECTORS. A director may give advance written consent or opposition to a proposal to be acted on at a Board of Directors meeting. If the director is not present at the meeting, consent or opposition to a proposal shall not constitute presence for purposes of determining the existence of a quorum, but consent or opposition shall be counted as a vote in favor of or against the proposal and shall be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the director has consented or objected.

         SECTION 3.09 ACTION WITHOUT A MEETING. An action required or permitted to be taken at a meeting of the Board of Directors may be taken by written action signed by all of the directors, and in the case of an action which need not be approved by the shareholders, such action may be taken by written action signed by the number of directors that would be required to take such action at a meeting of the Board of Directors at which all directors were present.

         The written action shall be effective when signed by the required number of directors, unless a different effective time is provided in the written action.

         When written action is permitted to be taken by less than all directors, all directors shall be notified immediately of its text and effective date. Failure to provide the notice shall not invalidate the written action. A director who does not sign or consent to the written action shall have no liability for the action or actions taken thereby.

         SECTION 3.10 RESIGNATION. A director may resign at any time by giving written notice to the corporation. The resignation shall be effective without acceptance when the notice is given to the corporation, unless a later effective time is specified in the notice.

         SECTION 3.11 REMOVAL. Any one or all of the directors may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of the shares of the class or series the director represents. A director may be removed at any time, with or without cause, by the affirmative vote of a majority of the remaining directors present if the director was named by the Board of Directors to fill a vacancy, and the shareholders have not elected directors in the interval between the time of appointment to fill the vacancy and the time of removal. Removal of a director, whether by shareholders or directors, shall be subject to the provisions of any shareholder control agreement.

         SECTION 3.12 VACANCIES. Any vacancy occurring on the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum. Vacancies on the Board of Directors resulting from newly created directorships may be filled by the affirmative vote of a majority of the directors serving at the time of the increase. A director elected to fill a vacancy shall hold office until a qualified successor is elected by the shareholders at the next regular or special meeting of the shareholders, or until his or her earlier death, resignation, removal or disqualification.

         SECTION 3.13 COMPENSATION. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

         SECTION 3.14 NOMINATION FOR ELECTION. Subject to the rights of holders of any class or series of stock having a preference over the common shares as to dividends or upon liquidation, nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any shareholder entitled to vote generally in the election of directors. However, any shareholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the secretary of the corporation not less than sixty (60) days nor more than ninety (90) days prior to a meeting date corresponding to the previous year's regular meeting. Each such notice to the Secretary shall set forth: (i) the name and address of record of the shareholder who intends to make the nomination; (ii) a representation that the shareholder is a holder of record of shares of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee;
(iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (v) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (vi) the consent of each nominee to serve as a director of the corporation if so elected. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. The presiding officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of the holders of shares representing at least seventy percent (70%) of the outstanding shares of the common stock.

                                    ARTICLE 4
                                   COMMITTEES

         SECTION 4.01 GENERALLY. A resolution approved by the affirmative vote of a majority of the directors currently holding office may establish committees having the authority of the Board of Directors in the management of the business of the corporation to the extent provided in the resolution. Committees shall be subject at all times to the direction and control of the Board of Directors.

         SECTION 4.02 MEMBERSHIP. A committee shall consist of one or more natural persons, who need not be directors, appointed by affirmative vote of a majority of the directors present.

         SECTION 4.03 QUORUM. A majority of the members of the committee present at a meeting shall constitute a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the directors present.

         SECTION 4.04 PROCEDURE. The provisions of sections 3.03, 3.04 and 3.05 of these bylaws shall apply to committees and members of committees to the same extent as those sections apply to the Board of Directors and directors.

         SECTION 4.05 MINUTES. Minutes, if any, of committee meetings shall be made available upon request to members of the committee and to any director.

                                    ARTICLE 5
                                    OFFICERS

         SECTION 5.01 OFFICERS. The officers of the corporation shall be a Chief Executive Officer, a Chief Financial Officer and a secretary, each of whom shall be natural persons and elected by the Board of Directors. The Board of Directors also may, in its discretion, elect a president and one or more vice presidents (the number thereof to be determined by the Board). A chairman of the Board of Directors and such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person.

         SECTION 5.02 ELECTION AND TERM OF OFFICE. The officers of the corporation shall be elected by the Board of Directors. In the absence of an election or appointment of officers by the Board of Directors, the person or persons exercising the principal functions of the Chief Executive Officer or the Chief Financial Officer shall be deemed to have been elected to those offices. Each officer shall hold office until his or her successor is elected and has qualified, or until his or her earlier death, resignation, removal or disqualification. The election or appointment of a person as an officer or agent shall not, of itself, create contract rights.

         SECTION 5.03 RESIGNATION. An officer may resign at any time by giving written notice to the corporation. The resignation shall be effective without acceptance when the notice is given to the corporation, unless a later effective date is specified in the notice.

         SECTION 5.04 REMOVAL. An officer may be removed at any time, with or without cause, by a resolution approved by the affirmative vote of a majority of the directors present, subject to the provisions of any shareholder control agreements.

         SECTION 5.05 VACANCY. A vacancy in any office because of death, resignation, removal, disqualification or other cause may, or in the case of a vacancy in the office of Chief Executive Officer or Chief Financial Officer shall, be filled by the Board of Directors for the unexpired portion of the term.

         SECTION 5.06 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall:

                  (a) Have general active management of the business of the corporation;

                  (b) In the absence of the chairman of the Board of Directors, or if no chairman shall have been elected, preside at all meetings of the Board of Directors and of the shareholders;

                  (c) See that all orders and resolutions of the Board of Directors are carried into effect;

                  (d) Sign and deliver in the name of the corporation any deeds, mortgages, bonds, contracts, certificates for shares or other instruments pertaining to the business of the corporation, except in cases in which the authority to sign and deliver is required by law to be exercised by another person or is expressly delegated by the articles or these bylaws or by the Board of Directors to some other officer or agent of the corporation; and

                  (e) Perform other duties prescribed by the Board of Directors.

         SECTION 5.07 PRESIDENT; VICE PRESIDENTS. In the absence of the Chief Executive Officer or in the event of his or her death, inability or refusal to act, the president or the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. The president or any vice president may sign, with the secretary or an assistant secretary, certificates for shares of the corporation, and shall perform other duties prescribed by the Board of Directors or by the Chief Executive Officer.

         SECTION 5.08 SECRETARY. The secretary shall:

                  (a) Maintain records of and, whenever necessary, certify all proceedings of the Board of Directors and the shareholders;

                  (b) See that all notices are duly given in accordance with the provisions of these bylaws or as required by law;

                  (c) Be custodian of the corporate records and of the corporate seal, if any;

                  (d) See that a share register of the corporation is maintained in accordance with section 2.07 of these bylaws;

                  (e) Sign with the Chief Executive Officer, the president or a vice president, certificates for shares of the corporation; and

                  (f) Perform other duties prescribed by the Board of Directors or by the Chief Executive Officer.

         SECTION 5.09 CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall:

                  (a) Keep accurate financial records for the corporation;

                  (b) Deposit all moneys, drafts and checks in the name of and to the credit of the corporation in the banks and depositories designated by the Board of Directors;

                  (c) Endorse for deposit all notes, checks and drafts received by the corporation as ordered by the Board of Directors, making proper vouchers therefor;

                  (d) Disburse corporate funds and issue checks and drafts in the name of the corporation, as ordered by the Board of Directors;

                  (e) Render to the Board of Directors and the Chief Executive Officer, whenever requested, an account of all transactions by the Chief Financial Officer and of the financial condition of the corporation;

                  (f) Perform other duties prescribed by the Board of Directors or by the Chief Executive Officer; and

                  (g) If required by the Board of Directors, give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine.

         SECTION 5.10 ASSISTANT SECRETARIES AND ASSISTANT FINANCIAL OFFICERS. The assistant secretaries may sign with the Chief Executive Officer, the president or a vice president certificates for shares of the corporation. The assistant financial officers shall, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The assistant secretaries and assistant financial officers shall perform such duties as shall be prescribed by the secretary or the Chief Financial Officer, respectively, or by the Board of Directors or by the Chief Executive Officer.

         SECTION 5.11 CHAIRMAN OF THE BOARD. A chairman of the Board of Directors may be elected by the Board of Directors. He or she shall preside at all meetings of the Board of Directors and of the shareholders and shall perform such other duties as shall be prescribed by the Board of Directors.

         SECTION 5.12 COMPENSATION. The compensation of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director of the corporation.

                                    ARTICLE 6
                                 INDEMNIFICATION

         The corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person with the corporation in accordance with, and to the fullest extent provided by, the provisions of chapter 302A, Minnesota Statutes.

                                    ARTICLE 7
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

         SECTION 7.01 CERTIFICATES FOR SHARES. The shares of the corporation shall be either certificated shares or uncertificated shares. Each holder of certificated shares shall be entitled to a certificate of shares.

         A certificate representing shares of the corporation shall contain on its face the name of the corporation, a statement that the corporation is incorporated under the laws of Minnesota, the name of the person to whom it is issued, the number and class of shares, and the designation of the series, if any, of shares represented by the certificate. A new share certificate may be issued in place of one that is alleged to have been lost, stolen or destroyed. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a certificate that is alleged to have been lost, stolen or destroyed a new one may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

         SECTION 7.02 TRANSFER OF SHARES. Transfer of shares of the corporation shall be made only on the share register of the corporation by the record holder thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the corporation, and on surrender for cancellation of the certificate for such shares, or by evidence of transfer. The person in whose name shares stand on the share register of the corporation shall be deemed by the corporation to be the owner thereof for all purposes unless a different beneficial owner shall have been designated as provided in section 2.07 of these bylaws.

                                    ARTICLE 8
                                  DISTRIBUTIONS

         The Board of Directors may authorize, and the corporation may make, a distribution only if the Board of Directors determines, in accordance with Minnesota law, that the corporation will be able to pay its debts in the ordinary course of business after making the distribution and the Board does not know before the distribution is made that the determination was or has become erroneous. For purposes of this section, "distribution" means a direct or indirect transfer of money or other property, other than shares of the corporation, with or without consideration, or an incurrence of indebtedness by the corporation to or for the benefit of its shareholders in respect of its shares. A distribution may be in the form of a dividend or a distribution in liquidation or as consideration for the purchase, redemption or other acquisition of the corporation's shares, or otherwise.

                                    ARTICLE 9
                                   FISCAL YEAR

         The fiscal year of the corporation shall begin on the first day of October and end on the thirtieth day of September, next succeeding.

                                   ARTICLE 10
                                 CORPORATE SEAL

         The Board of Directors may provide a corporate seal which shall be circular in form and shall have inscribed thereon the state of incorporation and the words "Corporate Seal."

                                   ARTICLE 11
                               AMENDMENT OF BYLAWS

         These bylaws may be amended or repealed and new bylaws may be adopted by the Board of Directors, or by the shareholders, as provided in chapter 302A, Minnesota Statutes.

                                   ARTICLE 12
                                  GOVERNING LAW

         The corporation has been formed under and pursuant to the provisions of chapter 302A, Minnesota Statutes. All references in these bylaws to chapter 302A, Minnesota Statutes shall mean and include such chapter as currently enacted or hereafter amended.

                                      * * *

                             CERTIFICATION OF BYLAWS


         The undersigned hereby certifies that the foregoing bylaws were adopted pursuant to a Written Action of the Board of Directors dated the 2nd day of May, 2002.


                                        /s/ Eric O. Madson
                                        ----------------------------------------
                                        Eric O. Madson, Secretary

                                    EXHIBIT D

                      NEW MEXICO STATUTES, SECTION 53-15-4

SECTION 53-15-4. RIGHTS OF DISSENTING SHAREHOLDERS

         A. Any shareholder electing to exercise his right of dissent shall file with the corporation, prior to or at the meeting of shareholders at which the proposed corporate action is submitted to a vote, a written objection to the proposed corporate action. If the proposed corporate action is approved by the required vote and the shareholder has not voted in favor thereof, the shareholder may, within ten days after the date on which the vote was taken or if a corporation is to be merged without a vote of its shareholders into another corporation any of its shareholders may, within twenty-five days after the plan of the merger has been mailed to the shareholders, make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, domestic or foreign, for payment of the fair value of the shareholder's shares, and, if the proposed corporate action is effected, the corporation shall pay to the shareholder, upon the determination of the fair value, by agreement or judgment as provided herein, and, in the case of shares represented by certificates, the surrender of such certificates the fair value thereof as of the day prior to the date on which the vote was taken approving the proposed corporate action, excluding any appreciation or depreciation in anticipation of the corporate action. Any shareholder failing to make demand within the prescribed ten-day or twenty-five-day period shall be bound by the terms of the proposed corporate action. Any shareholder making such demand shall thereafter be entitled only to payment as in this section provided and shall not be entitled to vote or to exercise any other rights of a shareholder.

         B. No such demand may be withdrawn unless the corporation consents thereto. If, however, the demand is withdrawn upon consent, or if the proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect the action, or if, in the case of a merger, on the date of the filing of the articles of merger the surviving corporation is the owner of all the outstanding shares of the other corporation, domestic and foreign, that are parties to the merger, or if no demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section, or if a court of competent jurisdiction determines that the shareholder is not entitled to the relief provided by this section, then the right of the shareholder to be paid the fair value of his shares ceases and his status as a shareholder shall be restored, without prejudice, to any corporate proceedings which may have been taken during the interim.

         C. Within ten days after such corporate action is effected, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, domestic or foreign, shall give written notice thereof to each dissenting shareholder who has made demand as provided in this section and shall make a written offer to each such shareholder to pay for such shares at a specified price deemed by the corporation to be the fair value thereof. The notice and offer shall be accompanied by a balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than twelve months prior to the making of the offer, and a profit and loss statement of the corporation for the twelve-months' period ended on the date of the balance sheet.

         D. If within thirty days after the date on which the corporate action was effected the fair value of the shares is agreed upon between any dissenting shareholder and the corporation, payment therefor shall be made within ninety days after the date on which the corporate action was effected, and, in the case of shares represented by certificates, upon surrender of the certificates. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in the shares.

         E. If, within the period of thirty days, a dissenting shareholder and the corporation do not so agree, then the corporation, within thirty days after receipt of written demand from any dissenting shareholder, given within sixty days after the date on which corporate action was effected, shall, or at its election at any time within the period of sixty days may, file a petition in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located praying that the fair value of the shares be found and determined. If, in the case of a merger or consolidation, the surviving or new corporation is a foreign corporation without a registered office in this state, the petition shall be filed in the county where the registered office of the domestic corporation was last located. If the corporation fails to institute the proceeding as provided in this section, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders, wherever residing, shall be made parties to the proceeding as an action against their shares quasi in rem. A copy of the petition shall be served on each dissenting shareholder who is a resident of this state and shall be served by registered or certified mail on each dissenting shareholder who is a nonresident. Service on nonresidents shall also be made by publication as provided by law. The jurisdiction of the court shall be plenary and exclusive. All shareholders who are parties to the proceeding shall be entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as specified in the order of their appointment or on an amendment thereof. The judgment shall be payable to the holders of uncertificated shares immediately, but to the holders of shares represented by certificates only upon and concurrently with the surrender to the corporation of certificates. Upon payment of the judgment, the dissenting shareholder ceases to have any interest in the shares.

         F. The judgment shall include an allowance for interest at such rate as the court may find to be fair and equitable, in all the circumstances, from the date on which the vote was taken on the proposed corporate action to the date of payment.

         G. The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of the costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding to whom the corporation made an offer to pay for the shares if the court finds that the action of the shareholders in failing to accept the offer was arbitrary or vexatious or not in good faith. Such expenses include reasonable compensation for and reasonable expenses of the appraisers, but exclude the fees and expenses of counsel for and experts employed by any party; but if the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay therefor, or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any expert employed by the shareholder in the proceeding, together with reasonable fees of legal counsel.

         H. Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty days after demanding payment for his shares, each holder of shares represented by certificates demanding payment shall submit the certificates to the corporation for notation thereon that such demand has been made. His failure to do so shall, at the option of the corporation, terminate his rights under this section unless a court of competent jurisdiction, for good and sufficient cause shown, otherwise directs. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made is [are] transferred, any new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of the shares, and a transferee of the shares acquires by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

         I. Shares acquired by a corporation pursuant to payment of the agreed value therefor or to payment of the judgment entered therefor, as in this section provided, may be held and disposed of by the corporation as in the case of other treasury shares, except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

                                      PROXY

                                  REALCO, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 2002

The undersigned hereby appoints Laurence S. Zipkin and Edward S. Adams, or either of them acting alone, as proxies with full power of substitution, to vote all shares of Common Stock of Realco, Inc. of record in the name of the undersigned at the close of business on April 22, 2002 at the Annual Meeting of Shareholders to be held on June 7, 2002 at 2:00 p.m., or any adjournment or adjournments, hereby revoking all former proxies.

                         (TO BE SIGNED ON REVERSE SIDE.)

                         PLEASE DATE, SIGN AND MAIL YOUR
                       PROXY CARD BACK AS SOON AS POSSIBLE

                         ANNUAL MEETING OF SHAREHOLDERS
                                  REALCO, INC.

                                  JUNE 7, 2002










                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


A   [X] PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE

                                    WITHHOLD
              FOR all nominees      AUTHORITY
              listed at right    to vote for all
             (except as marked      nominees
              to the contrary)   listed at right                                                             FOR   AGAINST   ABSTAIN

1.  ELECTION        [_]                [_]     NOMINEES: Laurence S. Zipkin  2. PROPOSAL TO AMEND THE 1997   [_]     [_]       [_]
    OF                                                   Edward S. Adams        COMPANY'S EMPLOYEE
    DIRECTORS:                                           Brad J. Buscher        INCENTIVE STOCK PLAN
                                                         Gregory E. Spitzer  3. PROPOSAL TO APPROVE AND      [_]     [_]       [_]
(INSTRUCTIONS: To withhold authority to vote             Alan R. Woinski        ADOPT AN AGREEMENT AND
for any individual nominee, mark the FOR box                                    PLAN OF MERGER FOR THE
and strike a line through the nominee's name                                    PURPOSE OF CHANGING THE
in the list to the right.)                                                      STATE OF INCORPORATION OF
                                                                                THE COMPANY FROM NEW
                                                                                MEXICO TO MINNESOTA

                                                                             4. In their discretion, the proxies are authorized to
                                                                                vote upon any other matters coming before the Annual
                                                                                Meeting.

                                                                             THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON
                                                                             PROPOSALS (1), (2), AND (3) IN ACCORDANCE WITH THE
                                                                             SPECIFICATIONS MADE AND "FOR" SUCH PROPOSALS IF THERE
                                                                             IS NO SPECIFICATION.

                                                                             PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY
                                                                             USING THE ENCLOSED ENVELOPE.

__________________________________ Dated: ________________, 2002    __________________________________ Dated: ________________, 2002
SIGNATURE                                                           SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as name(s) are shown above. When signing as an executor, administrator, trustee, or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.